                                                                   EXHIBIT 10.13

                               Consent to Sublease

     This Consent to Sublease, dated September 29, 2000, is made and entered into by and among Oakmead Parkway Properties, a California general partnership ("Landlord"), Philips Semiconductors, Inc., a Delaware corporation ("Sublessor"), and Netscreen, Inc., a Delaware corporation ("Sublessee").

                                 R E C I T A L S

     A. Landlord and Sublessor entered into a Lease dated December 20, 1994, and amended by a First Amendment to Lease dated August 20, 1996 and a Second Amendment to Lease dated November 1, 1999 (collectively, the "Lease") for the premises located at 350 Oakmead Parkway, Sunnyvale, California (the "Premises").

     B. Sublessor and Sublessee have entered into a Sublease Agreement dated September 29, 2000 pursuant to which Sublessor has agreed to sublease the Premises to Sublessee for the period from January 1, 2001 through February 14, 2003 (the "Sublease").

     C. Sublessor and Sublessee desire to obtain Landlord's consent to the Sublease and Landlord is willing to grant such consent subject to the terms and conditions set forth herein.

     1. Consent. Landlord consents to the subletting of the Premises by
        -------
Sublessor to Sublessee as set forth in the Sublease, subject to the mutual agreements between Landlord, Sublessor, and Sublessee set forth herein. This Consent is not, and will not be deemed or construed as, a consent to any future sublease, a consent to any other assignment, subletting, or other transfer, a consent to a sublease terms beyond the term of the Lease, or a renewal or extension of the Sublease. This Consent is not, and will not be deemed or construed to modify, waive, or affect any of the provisions, covenants, or conditions of the Lease, waive any breach of the Lease or any of the rights of Landlord, or enlarge or increase Landlord's obligations under the Lease.

     2. Scope and Conditions of Consent. In granting this Consent, it is
        -------------------------------
understood and agreed that (a) Landlord does not consent to or approve of any term, provision, covenant, or condition in the Sublease, and Landlord will not be bound by the Sublease, (b) no rights will be granted to Sublessee under the Sublease that are greater than those granted to Sublessor under the Lease, and
(c) the Sublease will be subordinate to the Lease and this Consent; in the event of any conflict between the terms and provisions of the Lease or this Consent and the terms and provisions of the Sublease, the terms and provisions of the Master Lease or the Consent, as applicable, will prevail.

     3. Assumption of Sublessor's Obligations. For the benefit of Landlord and
        -------------------------------------
Sublessor, Sublessee expressly assumes and agrees to perform and comply with every obligation of Sublessor under the Lease, including, without limitation, Sublessor's obligation to indemnify Landlord pursuant to Section 8.7 of the Lease. Neither this assumption by Sublessee, the Sublease, nor this Consent will release or discharge Sublessor from any liability under the Lease, including, without limitation, the payment of rent and other amounts when due under the Lease, and Sublessor will remain liable and responsible for the full performance and observance of all the provisions, covenants, and conditions in the Lease to be performed and observed by Sublessor. Sublessor will not be released from any liability under the Lease because of Landlord's failure to give notice of default under or in respect of any of the terms, covenants, conditions, provisions, or agreements by the Lease. Any breach or violation of any provision of the Lease by Sublessor or Sublessee, or both, constitutes a default by Sublessor under the Lease. Landlord may proceed directly against Sublessor without first exhausting Landlord's remedies against Sublessee, or Landlord may proceed directly against Sublessee without exhausting Landlord's remedies against Sublessor.

     4. Obligations of Landlord. Landlord will not be liable for any cost or
        -----------------------
obligation of any kind arising in connection with the Sublease, including, without limitation, brokerage commissions, improvements to the Premises, or the security deposit required to be made by Sublessee under the Sublease. Sublessor and Sublessee jointly and severally agree to indemnify, protect, defend, and hold Landlord harmless from all claims, losses, liabilities, costs and expenses (including attorneys' fees) that Landlord may incur as a result of any claim to pay any person or entity any commission, finder's fee, or other charge in connection with the Sublease. Further, Sublessee warrants that Sublessee has dealt with no brokers in this transaction, other than The Staubach Company and Colliers International.

     5. Termination of Sublease. On the effective date of the expiration of the
        -----------------------
terms of the Lease, or Sublessor's surrender of the Premises under the Lease to Landlord, the Sublease and its term will immediately terminate, and Sublessee must vacate the Premises on or before the effective date of the termination. If Sublessee fails to vacate the Premises, Landlord will be entitled to all of the rights and remedies available to a landlord against a tenant wrongfully holding over after expiration of the term of a lease without the Landlord's consent, including, without limitation, the rights and remedies available to Landlord under the Lease. Landlord will not be liable to Sublessor or Sublessee for any claim or damage because of the termination.

     6. Continuation of Sublease. Regardless of anything stated in paragraph 5
        ------------------------
above, if the Lease expires or terminates for any reason during the term of the Sublease, or if the Sublessor surrenders the Lease to Landlord during the term of the Sublease, Landlord has the option, on written notice delivered to Sublessee not more than thirty (30) days after the effective date of the expiration, termination, or surrender, and without any additional or further agreement of any kind by Sublessee, to elect to continue the Sublease with the same effect as if Landlord and Sublessee had entered into a lease for the date and for a term equal to the then unexpired term of the Sublease, and on the same terms and conditions in the Sublease. In that event, Sublessee will attorn to Landlord, and Landlord and Sublessee will have the same rights, obligations, and remedies under the Sublease as were had by Sublessor and Sublessee. However, in no event will Landlord (a) be liable for any act or omission of Sublessor, (b) be subject to any offsets or defenses that Sublessee had or might have against Sublessor, (c) be obligated to cure any default of Sublessor that occurred prior to the time that Landlord succeeded to the interest of Sublessor under the Sublease, (d) be bound by any payment of rent or other payment paid by Sublessee to Sublessor in advance of any periods reserved for that in the Sublease, (e) be bound by any modification or amendment of the Sublease made without the written consent of Landlord, or (f) be liable for the return of any security deposit not actually received by Landlord. Neither

Landlord's election under this paragraph nor its acceptance of any rent from Sublessee will be deemed a waiver by Landlord of any provisions of the Lease and this Consent.

     7. Compliance with Sublease. If Landlord elects to continue the Sublease
        ------------------------
pursuant to paragraph 6, Sublessee will observe and perform (a) each of the terms, covenants, and conditions of the Sublease that Landlord designates to be observed and performed, and (b) any other terms, covenants, and conditions to which the parties may agree.

     8. Insurance. Sublessee will carry the insurance policies required to be
        ---------
carried by Sublessor pursuant to Sections 8.2(a) and 8.4 of the Lease and will deliver evidence of that to Landlord prior to occupancy. The insurance will (a) name Landlord and Sublessor as additional insureds; and (b) provide that the policy will not be subject to cancellation or change except after thirty (30) days' prior written notice to Landlord and Sublessor.

     9. Absolute Assignment of Rents. Sublessor unconditionally assigns to
        ----------------------------
landlord all rents now due, or which may later become due, under the Sublease (collectively "Rents"). Sublessor acknowledges that the assignment is present, absolute, and unconditional. Accordingly, Landlord will have the right to collect the Rents and to apply them in payment of any sums payable by Sublessor under the Lease. However, Sublessor will have a license to collect the Rents until the occurrence of an act of default by Sublessor under the Lease. If an act of default occurs, and if such default is not cured by Sublessor within the applicable cure period set forth in Section 13.1 of the Lease, Sublessor's right to collect the Rent will be suspended until the default is cured. During the period in which Sublessor's right to collect the Rents is suspended, Landlord, as assignee and attorney-in-fact for Sublessor under the Lease, or a receiver for Sublessor appointed pursuant to Landlord's application, will have the right to collect the Rents and apply them toward Sublessor's obligations under the Lease. To the extent Landlord is not made whole by the acceptance of any payment on account of Rent from Sublessee as a result of an act of default, such acceptance does not release Sublessor from any liability under the terms, covenants, conditions, provisions, or agreement under the Lease.

     10. No Consent to Alterations. Sublessor and Sublessee acknowledge: (a)
         -------------------------
that Landlord's consent is not a consent to any improvement or alteration work being performed in the Premises; and (b) that Landlord's consent must be separately sought and will not necessarily be given with regard to alteration work being performed in the Premises.

     11. Attorney Fees. Pursuant to paragraph 36 of the Lease, Sublessor shall
         -------------
pay to Landlord the actual reasonable fees of Landlord's attorney incurred in the review of the Sublease and the preparation and negotiation of this Consent.

         This Consent to Sublease is executed effective as of the date first above written.

                                    Landlord:

                                    OAKMEAD PARKWAY PROPERTIES,
                                    a California general partnership

                                    By:       MacMillan Partnership,
                                              a California general partnership,
                                              General Partner

                                             By:   /s/ Donald H. MacMillan
                                                 -------------------------------
                                                    Donald H. MacMillan,
                                                    Trustee of the Donald
                                                    H. MacMillan Trust UTA
                                                    Dated September 12, 1986,
                                                    General Partner


                                   Sublessor:

                                   PHILIPS SEMICONDUCTORS, INC.,
                                   a Delaware corporation

                                   By:    /s/ Illegible
                                        ----------------------------------------

                                   Its:    Executive Vice President
                                         ---------------------------------------


                                   Sublessee:

                                   NETSCREEN, INC.,
                                   A Delaware corporation

                                   By:    /s/ Charles R. Clark
                                        ----------------------------------------

                                   Its:    VP Operations
                                         ---------------------------------------

                               SUBLEASE AGREEMENT

         This Sublease Agreement ("Sublease"), dated as of September 29, 2000, is made by and between Philips Electronics North America Corporation, a Delaware corporation through its division Philips Semiconductors ("Philips" or "Sublessor"), and Netscreen, Inc. a Delaware corporation with offices located at 2860 San Tomas Expressway, Santa Clara, California 95051 ("Netscreen" or "Sublessee"), with reference to the following facts:

         A. Philips is Lessee under that certain Standard Industrial/Commercial Single-Tenant Lease dated December 20, 1994, by and between Philips and Oakmead Parkway Properties, a California general partnership as Lessor, together with two amendments to said lease, attached hereto as Exhibit A and incorporated herein by this reference ("Master Lease").

         B. Under the Master Lease, Philips leases from Lessor the Premises (as defined therein) consisting of a building containing approximately 51,367 square feet, situated on a parcel of land described as Parcel 2 on the Parcel Map recorded in Book 353 of Maps, at page 14, Santa Clara County Records, defined therein as the Premises.

         C. Netscreen now desires to sublease from Philips, and Philips now desires to sublease to Netscreen, the Subleased Premises known as 350 Oakmead Parkway, Sunnyvale, California comprising approximately 51,367 square feet, in accordance with the terms and conditions of the Master Lease and the terms and conditions set forth below.

                                    AGREEMENT

         NOW, THEREFORE, Philips and Netscreen hereby agree as follows:

     1. Master Lease Obligations. Philips and Netscreen will at all times perform according to the terms and conditions of the Master Lease and its Amendments that are incorporated into this Sublease Agreement except where this Sublease conflicts, then the Sublease will control.

     2. Sublease. Philips hereby subleases to Netscreen, and Netscreen hereby subleases from Philips, the Subleased Premises according to Section 1.2 of the Master Lease as well as those non-exclusive rights granted Philips in the Master Lease, subject to the limitations therein.

     3. Definitions. In addition to those terms defined elsewhere in this Sublease (including those definitions incorporated by reference to the Master Lease), the following definitions shall apply to this Sublease. Any capitalized terms not otherwise defined herein shall have the meaning ascribed thereto in the Master Lease.

     3.1 Effective Date. The later of (i) the date on which the second of Philips and Netscreen delivers an executed copy of this Sublease to the other of them and (ii) the date on which Landlord consents to this Sublease as provided in Section 12 of the Master Lease.


4. Term and Earlier Termination.

     4.1 Term. The term of this Sublease ("the Term") is coextensive with the term of the Master Lease and will commence on January 1, 2001 ("the Commencement Date") and will expire on February 14, 2003, unless the Master Lease or the Sublease terminate earlier pursuant to their terms.

     4.2 Master Lease. Philips shall take no voluntary action to terminate or amend the Master lease without the prior written consent of Netscreen. Philips shall make commercially reasonable efforts to obtain from Lessor a non-disturbance agreement for the benefit of Netscreen.

     4.3 Delay in Delivery of Possession. Notwithstanding the provisions of
Section 3.1 above, if for any reason Philips cannot deliver possession of the Subleased Premises to Netscreen on the Commencement Date, Philips shall not be subject to any liability on account of said failure to deliver, nor shall such failure affect the validity of this Sublease or the obligations of Netscreen hereunder or extend the term hereof, but in such event Netscreen shall not be obligated to pay Rent (other than the amount due at execution of this Sublease) until possession of the Subleased Premises is tendered to Netscreen. Notwithstanding the foregoing, if possession of the Subleased Premises has not been delivered to Netscreen on or before February 1, 2001, Netscreen may terminate this Sublease upon written notice to Philips, which termination shall be effective upon Philips' receipt of such written notice. Upon such termination Philips shall promptly refund all monies previously paid by Netscreen. If delivery of possession of the Subleased Premises is delayed as a result of any act or omission of Netscreen or its agents or contractors, Philips shall be deemed to have delivered possession of the Subleased Premises as of the Commencement Date or such later date as Philips would have delivered possession if no such act or omission had occurred provided that Philips subsequently tenders possession to Netscreen.

     4.4 Early Entry. During the period from December 1, 2000 but prior to the Commencement Date ("Early Entry Period"), if Netscreen has secured the necessary insurance coverage in Section 9.1 herein, Netscreen shall be permitted by Philips to enter the Subleased Premises for the sole purpose of preparing to use, installing fixtures and not using, the Subleased Premises. Notwithstanding anything herein to the contrary, Netscreen's entry onto the Subleased Premises during the Early Entry Period shall be subject to all of the terms, covenants and conditions of this Sublease (including, but not limited to, all of Netscreen's obligations regarding indemnity and insurance), provided, however, that Netscreen's obligation to pay Base Rent (defined below) during the Early Entry Period shall be waived.

5. Rent.

     5.1 Base Rent. Netscreen shall pay to Philips, for each calendar month of the Term, the following amounts as the base rent for the Subleased Premises ("Base Rent") per square foot:

                 January 1, 2001 to December 31, 2001                $5.25
                 January 1, 2002 to December 31, 2002                $5.46
                 January 1, 2003 to February 14, 2003                $5.69

An amount in cash equal to 23.5 months' rent, plus an amount equal to two (2) additional months' rent ("Deposit"), shall be posted in the form of a Letter of Credit satisfactory to Philips. The monthly rent shall first be paid by crediting the good faith deposit of $269,676.75 and then shall be drawn from the Letter of Credit thereby reducing the Letter of Credit monthly.

Rent for the final month of the term shall be due on January 15, 2003, so that a balance shall remain at the end of the Sublease term equivalent to two months' rent, which shall be used as a Security Deposit.

     5.2 Additional Rent. In addition to Base Rent, and except as otherwise expressly provided herein, Netscreen shall be obligated to pay to Philips (or to such other party as Philips may direct, on Philips' behalf) all sums due from Philips under the Master Lease other than amounts attributable to Philips' failure to fully and in a timely manner satisfy its obligations thereunder ("Additional Rent"). Additional Rent includes, but is in no way limited to, the following:

          5.2.1 Operating Rent. No more than ten (10) days from the date Philips provides Netscreen with written notice thereof and copies of all statements received to date by Philips from Landlord relating thereto (at the address for providing notices under Section 13.3), Netscreen shall pay to Philips, calculated on a per square foot basis, (or to Landlord directly at Philips' request and on Philips' behalf) such amounts as are due from Philips under Sections 11 and 21 of the Master Lease for operating expenses including but not limited to utilities, telephone, trash disposal and other services supplied on the premises together with any taxes thereon ("Operating Rent"). Philips shall provide to Netscreen copies of all statements received by Philips from Landlord or third parties relating to Operating Rent reasonably soon after their receipt (at the address for providing notices under Section 13.3). Philips shall credit or repay Netscreen for any excess payment for which Philips receives credit or repayment from Landlord.

          5.2.2 Tax Rent. No more than five (5) days from the date Philips provides Netscreen with written notice thereof and copies of all statements received to date by Philips from Landlord relating thereto (at the address for providing notices under Section 13.3), Netscreen shall pay to Philips, calculated on a per square foot basis (or to Landlord directly at Philips' request and on Philips' behalf) such amounts as are due from Philips under
Section 10 of the Master Lease ("Tax Rent"). Philips shall provide to Netscreen copies of all statements received by Philips from Landlord relating to Tax Rent reasonably soon after their receipt (at the address for providing notices under Section 13.3); in no event may Netscreen withhold payment of Tax Rent pending receipt of such statements.

     6. Security Deposit. In accordance with the above section 5.1, Netscreen shall deposit with Philips, in the form of a Letter of Credit, a security deposit in the amount of two (2) month's rent as security for the prompt and complete performance by Netscreen of the obligations and terms of this Sublease to be performed by Netscreen and not as prepayment of Rent (the "Deposit"). Philips may apply such portion or portions of the Deposit as are reasonably necessary for the following purposes: (i) to remedy any default by Netscreen in the payment of Rent under this Sublease; (ii) to clean, restore, and repair the Subleased Premises following their surrender to Philips and/or Landlord, if not surrendered in the condition required by this Sublease; and (iii) to remedy any other default of Netscreen hereunder. Upon demand after any application of all or a portion of the Deposit by Philips, Netscreen shall restore the Deposit to its full original amount. No application of all or a portion of the Deposit may be deemed a waiver of, or be deemed to have cured, any default by Netscreen under this Sublease except to the extent directly applied to cure such default. Philips shall not be deemed a trustee of the Deposit. Philips may use the Deposit in Philips' ordinary business and shall not be required to segregate it from Philips' general accounts. Netscreen shall not be entitled to any interest on the Deposit. The Deposit, less any portion thereof which Philips is entitled to retain, shall be returned to Netscreen (or, at Philips' option, to the last assignee of Netscreen's interest hereunder, if any) within thirty (30) days after the later of the expiration of the Term or the date on which Netscreen vacates the Subleased Premises.

     7. Condition of Premises. Philips warrants that upon delivery of possession of the Subleased Premises to Netscreen the building systems (including, but not limited to, HVAC, plumbing, roof, electrical, fire protection, landscaping, and parking areas) of the Subleased Premises, or portions thereof, for which Philips has sole repair and maintenance responsibility under the Master Lease, will be in good working order and repair. Subject to the foregoing, by taking possession of the Subleased Premises, Netscreen shall be deemed to have accepted the Subleased Premises in good, clean and completed condition and repair, subject to all applicable laws, codes and ordinances. Any damage to the Subleased Premises caused by Netscreen's move-in shall be repaired or corrected by Netscreen at its expense. Except for the foregoing warranties, Netscreen acknowledges that neither Philips nor its agents have made any representations or warranties as to the suitability or fitness of the Subleased Premises for the conduct of Netscreen's business or for any other purpose.

          7.1 Tenant Improvement Allowance. Philips will not provide a tenant improvement allowance of any kind or amount.

8. Other Obligations of Philips.

          8.1 Furniture. Philips will make available to Netscreen for purchase the existing furniture systems in the 350 Oakmead Parkway building per market standards.

              8.2 Satellite. Philips shall not unreasonably withhold or delay its consent with regard to Netscreen's installation of a satellite dish(es) on the roof or building site in a location satisfactory to both Philips and Netscreen, provided such installation meets the requirements of the Master Lease.

              8.3 Subleasing and Assignment. After one year of occupancy, Netscreen shall have the right to sublet or assign the space in whole or in part under the initial term, subject to Philips written consent, which shall not be unreasonably withheld or delayed, and subject to the terms and conditions contained in the Master Lease.

    9. Other Obligations of Netscreen.

             9.1 Insurance. Netscreen will secure all necessary insurance coverage as required in the Master Lease and as reasonably required by Philips prior to the early entry date of December 1, 2000.

             9.2 Structural Changes. Netscreen will provide Philips with all plans and proposals regarding any structural changes to be made within the Subleased Premises, in accordance with Section 7 of the Master Lease, and will not begin any changes without the prior written consent of Philips.

             9.3 Removal of Fixtures. Before December 1, 2000 Netscreen will advise Philips of any requested removal of existing fixtures within the Subleased Premises.

             9.4 Indemnification. Netscreen expressly agrees to defend, indemnify and hold Philips harmless of and from any and all claims of any kind or nature arising from Netscreen's use of the Subleased Premises during the term of this sublease. Netscreen further agrees to abide by the Master Lease Section
8.7 where "Philips" is substituted for "Lessor" and "Netscreen" is substituted for "Lessee" according to Section 12.2 herein.

            9.5 Use Restriction. Use shall be limited by the terms of the Master Lease, including, but not limited to Section 1.8 and Section 6.

    10. Hazardous Material.

            10.1 Warranties and Representations. During the sublease, the use and operation by Netscreen of the subject property, shall be in compliance with all applicable Environmental Laws. Netscreen will secure all licenses, permits, approvals and authorizations from the applicable government authorities needed for the conduct of its business and shall use the subject property and all such permits so to maintain itself in good standing with subject governmental authorities.

            10.2 "Environmental Laws" shall mean and refer to all applicable foreign, federal, state and local laws for the protection of public or human health and the environment (including without limitation, regulations, rules, standards, requirements, order and permits issued thereunder), including but not limited to the Comprehensive Environmental Response Compensation and Liability Act (42 USC (S) 9601 et seq.), the Hazardous
                                                         ------
Material Transportation Act (49 USC (S) 1801 et seq.), the Clean Water Act (33
                                             ------
USC (S) 7401 et seq.), the Resource Conversation and Recovery Act (42 USC
             -- ---
(S) 6901 et seq.) the Clean Air Act (42 USC (S) 1251 et seq.), the Toxic
         ------                                      ------
Substances Control Act, as amended (15 USC (S) 2601 et seq.), and the Federal
                                                    -- ---
Insecticide, Fungicide and Rodenticide Act (7 USC (S) 136 et seq.).
                                                          ------

     10.3 "Hazardous Substances" shall have the meaning as provided in the Comprehensive Environmental Response, Compensation and Liability Act (42 USC (S) 9601 et seq.), including but not limited to asbestos and polychlorinated
     ------
biphenyls, and shall also include petroleum or petroleum-derived substances or wastes.

     10.4 Indemnity. For all matters caused by an act or omission of Netscreen, or its agents, during the lease term, Netscreen agrees to protect, indemnify, defend, reimburse and hold harmless: (1) Philips and Landlord; (2) any other person who acquires an interest in the sublease whether by an assignment of Philips and Landlord's interest in the sublease, or otherwise, or as an Landlord of the Subleased Premises; (3) any other person who acquires all or a portion of the Subleased Premises at a foreclosure sale or by a conveyance in lieu of foreclosure or otherwise through the exercise of the rights and remedies of Philips and Landlord under this sublease; and (4) the principals, directors, agents, contractors, subcontractors, experts, licensees and invitees of such persons listed in (1) through (3) above (any or all of which are referred to herein as an "Indemnitee") from and against any and all loss, cost, penalty, fine, liability, damage or expense (including, without limitation, attorney's fees and costs) arising or resulting from or in any way connected with:

          10.4.1 investigation, monitoring, cleanup obligations, response or remedial actions that may be required by governmental or quasi-governmental authorities because of soil or groundwater contamination, or an actual or threatened release of Hazardous Materials in, on, or about the Subleased Premises when such contamination, release, or threatened release is or was caused by the use, generation, storage, release, abatement, removal, disposal, handling or transportation by Sublessee or its agents, employees, contractors, or invitees of any Hazardous Materials, in, at, on, under or about the Subleased Premises;

          10.4.2 the breach of any warranty or covenant or the inaccuracy of any representation of Sublessee contained in this Agreement; or

          10.4.3 any claim, demand or cause of action, or any action, or other proceeding, whether meritorious or not, brought or asserted against any Indemnitee which directly or indirectly relates to, arises from or is based upon any of the matters described in this Section 10.

     10.5 Survival. Netscreen's obligations under this Section 10 shall survive the expiration or early termination of the sublease term, the discharge of all other obligations owed by the parties to each other and any termination of the sublease term, the discharge of all or other obligations owed by the parties to each other and any transfer of title to property (whether by sale, foreclosure, deed in lieu of foreclosure, or otherwise).

     10.6 Philips hereby represents and warrants that, to the best of Philips' actual knowledge and reasonable belief, without independent investigation or inquiry, no "Hazardous Substance" is located on or beneath the Subleased Premises.

     10.7 For all matters caused by an act or omission of Philips, or its agents, during the lease term for which it used and conducted business on the Subleased Premises, Philips agrees to protect, indemnify, defend, reimburse and hold harmless:

     (1) Netscreen; (2) any other person who acquires an interest in the sublease whether by an assignment of Netscreen's interest in the sublease, or otherwise, or as an Landlord of the Subleased Premises; (3) any other person who acquires all or a portion of the Subleased Premises at a foreclosure sale or by a conveyance in lieu of foreclosure or otherwise through the exercise of the rights and remedies of Netscreen and Lessor under this sublease; and (4) the principals, directors, agents, contractors, subcontractors, experts, licensees and invitees of such persons listed in (1) through (3) above (any or all of which are referred to herein as an "Indemnitee") from and against any and all loss, cost penalty, fine, liability, damage or expense (including, without limitation, attorney's fees and costs) arising or resulting from or in any way connected with:

          10.7.1 investigation, monitoring, cleanup obligations, response or remedial actions that may be required by governmental or quasi-governmental authorities because of soil or groundwater contamination, or an actual or threatened release of Hazardous Materials in, on, or about the Subleased Premises when such contamination, release is or was caused by the use, generation, storage, release, abatement, removal, disposal, handling or transportation by Philips or its agents, employees, contractors, or invitees of any Hazardous Materials, in, at, on, under or about the Subleased Premises;

          10.7.2 the breach of any warrant or covenant or the inaccuracy of any representation of Philips contained in this Agreement; or

          10.7.3 any claim, demand or cause of action, or any action, or other proceeding, whether meritorious or not, brought or asserted any Indemnitee which directly or indirectly relates to, arises from or is based upon any of the matters described in this Section D.

     10.8 Philip's obligations under this section shall survive the expiration or early termination of this sublease, the discharge of all other obligations owed by the parties to each other and any transfer or title to the property (whether by sale, foreclosure, deed in lieu of foreclosure or otherwise).

     11. Other Obligations of Both Philips and Netscreen.

     11.1 Time of the Essence. Philips and Netscreen agree that time is of the essence in this Sublease Agreement.

     11.2 Restoration. Notwithstanding anything herein to the contrary, Netscreen's sole restoration obligation shall be with respect to items that Netscreen installed in or on the Subleased Premises.

12. Master Lease.

     12.1 General Duties. Netscreen acknowledges and agrees that this Sublease is subject and subordinate to the Master Lease (including all Exhibits and Amendments thereto) and all of its terms and conditions, and Netscreen shall not cause or permit any violation of any term thereof. Netscreen hereby expressly assumes and agrees to perform and comply with, for the benefit of Philips, each and every obligation of Tenant under the Master Lease, to the extent incorporated herein. Philips hereby agrees that it will not default under the Master Lease, to the extent such default is not the result of Netscreen's failure to comply with its obligations hereunder. Netscreen hereby agrees to indemnify, defend and hold Philips free and harmless from any loss, cost or other liability that Philips may incur if any default by Netscreen under this Sublease results in a default by Philips under the Master Lease. Philips hereby agrees to indemnify, defend and hold Netscreen free and harmless from any loss, cost or other liability that Netscreen may incur as a direct result of the termination of this Sublease caused solely by an early termination of the Master Lease which is the result of a default by Philips under the Master Lease, which default neither occurs at a time when Netscreen is in a related default hereunder, nor is caused by a default of Netscreen hereunder. Netscreen agrees that it shall notify Philips of any default by Landlord under the Master Lease of which Netscreen becomes aware. In the event of Landlord's failure to perform its obligations under the Master Lease that inure to the benefit of Netscreen hereunder, Philips shall, after written request from Netscreen, take commercially-reasonable steps to secure Landlord's performance of such obligations, provided Netscreen pays, in advance, all costs and expenses of Philips associated therewith and also provided Netscreen is not in default under this Sublease. Netscreen's only remedy for Philips' failure to perform as called for in the preceding sentence is that Netscreen shall have the right to become subrogated to Philips' right, under the Master Lease, to demand such performance by Landlord.

     12.2 Incorporation by Reference. The terms and conditions of this Sublease shall include all of the following provisions of the Master Lease (headings excepted), which are hereby incorporated into this Sublease as if fully set forth herein, as modified herein. Except as otherwise provided below and in addition to the modifications described below, all such incorporated provisions shall be modified by replacing all references to "Lessor" with "Philips", "Lessee" with "Netscreen", "Lease" with "Sublease", "Lease Term" with "Term", and "rent" with "Rent"; such references are changed to the corresponding possessive form (e.g., "Landlord's" is changed to "Philips'"), where appropriate.

          12.2.1 Master Lease Section 1.2 (Premises Description).
          12.2.2 Master Lease Section 1.8 (Permitted Use).

          12.2.3  Master Lease Section 2 (Premises Obligations).
          12.2.4  Master Lease Section 3.3 (Delay in Possession).
          12.2.5  Master Lease Section 6 (Use).
          12.2.6  Master Lease Section 7 (Maintenance and Alterations).
          12.2.7  Master Lease Section 8 (Insurance).
          12.2.8  Master Lease Section 9 (Damage or Destruction).
          12.2.9  Master Lease Section 10 (Real Property Taxes).
          12.2.10 Master Lease Section 11 (Utilities).
          12.2.11 Master Lease Section 12 (Assignment and Subletting).
          12.2.12 Master Lease Section 13 (Default, Breach, Remedies).
          12.2.13 Master Lease Section 14 (Condemnation).
          12.2.14 Master Lease Section 16 (Tenancy Statement).
          12.2.15 Master Lease Section 19 (Interest).
          12.2.16 Master Lease Section 24 (Waivers).
          12.2.17 Master Lease Section 26 (No Holdover Right).
          12.2.18 Master Lease Section 27 (Cumulative Remedies).
          12.2.19 Master Lease Section 28 (Covenants and Conditions).
          12.2.20 Master Lease Section 29 (Binding Effect, Choice of Law).
          12.2.21 Master Lease Section 30 (Subordination).
          12.2.22 Master Lease Section 31 (Attorney's Fees).
          12.2.23 Master Lease Section 32 (Lessor's Access).
          12.2.24 Master Lease Section 33 (Actions).
          12.2.25 Master Lease Section 34 (Signs).
          12.2.26 Master Lease Section 35 (Termination, Merger).
          12.2.27 Master Lease Section 36 (Consent).
          12.2.28 Master Lease Section 41 (Security Measures).
          12.2.29 Master Lease Section 43 (Performance Under Protest).
          12.2.30 Master Lease Section 47 (Amendments).

     12.3 References. All references in an incorporated Master Lease provision to a provision, exhibit or other portion of the Master Lease not incorporated shall be deemed valid and enforceable as though the unincorporated provision were incorporated for the limited purpose of the reference, in order to make the incorporated provision fully enforceable. All references in an incorporated Master Lease provision to a provision, exhibit or other portion of the Master Lease that is also incorporated shall be deemed references to such provision, exhibit or other portion of the Master Lease as incorporated.

     12.4 Defined Terms. Notwithstanding anything herein to the contrary, all defined terms in an incorporated Master Lease provision shall be defined as in the Master Lease if, but only if, no definition of such term is provided in this Sublease; if a definition is provided in this Sublease, the Sublease definition shall apply.


     12.5 Representation. Philips hereby represents and warrants that, as of the Effective Date, (i) the document attached as Exhibit A to this Sublease is a complete copy of the Master Lease and that the Master Lease represents the entire agreement between Philips and Landlord with respect to the lease of the Subleased Premises, (ii) to the actual knowledge of Philips, as of the date hereof, there is no default, or any condition which with the passage of time or the giving of notice, or both, would constitute a default, on the part of either party to the Master Lease, (iii) Philips has not assigned, encumbered or otherwise transferred any interest of Tenant under the Master Lease, and (iv) the term of the Master Lease is not scheduled to expire prior to the expiration of the Term.

     12.6 Amendment and Modification. Philips shall neither amend nor modify the Master Lease in such a manner as to materially adversely affect Netscreen's use of the Subleased Premises or increase the obligations or decrease the rights of Netscreen hereunder, without the prior written consent of Netscreen, which consent shall not be unreasonably withheld, conditioned or deferred. If Philips requests reasonable amendment or modification to the Master Lease that does not materially adversely affect Netscreen's rights under this Sublease, Netscreen shall not unreasonably withhold, delay or defer its consent thereto.

13. Miscellaneous.

     13.1 Attorneys' Fees. If either Philips or Netscreen brings any action or proceeding, whether legal, equitable or administrative, to enforce rights and obligations under this Sublease, or to declare rights hereunder, the prevailing party in any such action or proceeding shall be entitled to recover from the other party reasonable attorneys' fees and costs of suit, in addition to any other relief allowed by the court or administrative adjudicator.

     13.2 Authority to Execute. Netscreen and Philips each represent and warrant to the other that the person(s) executing this Sublease on behalf of each party is (are) duly authorized to execute and deliver this Sublease on that party's behalf.

     13.3 Notices. Any notice required or permitted to be given under this Sublease, including any change of address for purpose of giving notice, shall be in writing, and shall be personally served or given by mail. If given by mail, such notice shall be deemed to have been given when seventy-two (72) hours have elapsed from the time when such notice was deposited in the United States mail, registered or certified, and postage prepaid, addressed to the party to be served at the following address(es) (to both addresses, in the case of Philips):

                  Philips

                  Philips Electronics North America Corporation
                  Attention:  Director of Real Estate
                  1251 Avenue of the Americas
                  New York, NY  10020-1104

                  and

                  Philips Semiconductors Inc.
                  Attention:  General Counsel
                  811 E. Arques Ave. m/s 54
                  Sunnyvale, CA  94088

                  Netscreen

                  ---------------
                  ---------------
                  ---------------
                  ---------------

     13.4 Incorporation of Prior Agreements. This Sublease incorporates all agreements of Philips and Netscreen with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, whether oral or written, pertaining to the subject matter hereof.

     13.5 Modifications. This Sublease may be modified or amended only by an instrument in writing executed by Philips and Netscreen.

     13.6 Governing Law, Severability. This Sublease shall be governed by and construed in accordance with the laws of the State of California. If any term or provision of this Sublease is found by a court of competent jurisdiction to be void or unenforceable, such term or provision shall be deemed severed from the remainder of the terms and provisions of this Sublease, and said remainder shall remain in full force and effect, according to its terms and provisions, to the extent permitted by law.

     13.7 Sublease Controlling. In the event of a conflict between the provisions of this Sublease and the provisions of the Master Lease, as between Philips and Netscreen the provisions of this Sublease shall control.

     13.8 Counterparts. This Sublease may be executed in several counterparts, each of which shall be an original but all of which shall constitute but one and the same instrument.

     13.9 Brokers. Colliers International, is the exclusive broker of Philips in connection with this Sublease and The Staubach Company is the exclusive broker of Netscreen in connection with this Sublease. Philips shall pay a commission in connection with this Sublease to both brokers, in accordance with the terms and conditions of a separate agreement by and between Philips and Colliers International. The parties agree that no other brokers have been involved in this transaction, and they each agree to indemnify and hold harmless each other from and against any damage or expense incurred by reason of any other broker claiming a right to any commission or compensation as a result of its dealings with the indemnifying party.

         IN WITNESS WHEREOF, Philips and Netscreen have executed this Sublease on the dates set forth below, to be effective as of the Effective Date.

Philips Semiconductors, Inc.,                   Colliers International
a Delaware corporation

Dated:  October 2, 2000                         Dated:  October 2, 2000

By:   /s/ Ross Anderson                         By:    /s/  Greg Galasso
     --------------------------------------          ---------------------------

Name:      Ross Anderson                        Name:    Greg Galasso
                                                       -------------------------

Its:       Executive Vice President             Its:    Sr. Vice President
                                                      --------------------------
           Chief Information Officer

Netscreen, Inc.,
a Delaware corporation

Dated:  October 2, 2000

By:    /s/ Charles R. Clark
     --------------------------------------

Name:      Charles Clark

Its:       VP Operations

               [LOGO] AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION

             STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE-NET
                (Do not use this from for Multi-Tenant Property)


1.       Basic Provisions ("Basic Provisions")

     1.1 Parties: This Lease ("Lease"), dated for reference purposes only, December 20, 1994 is made by and between OAKMEAD PARKWAY PROPERTIES, a California general partnership ("Lessor") and PHILIPS SEMICONDUCTORS, a Delaware Corporation ("Lessee"), (collectively the "Parties," or individually a "Party").

     1.2 Premises: That certain real property, including all improvements therein or to be provided by Lessor under the terms of this Lease, are commonly known by the street address of 350 Oakmead Parkway, Sunnyvale located in the County of Santa Clara State of California and generally described as (describe briefly the nature of the property) more particularly described on EXHIBIT A-1 attached hereto including the office building situated thereon consisting of approximately 51,367 rentable source feet as shown on EXHIBIT A-2 ("Premises"). (See Paragraph 2 for further provisions.)

     1.3 Term: Five (5) years and no months ("Original Term") commencing February 15, 1995 ("Commencement Date") and ending February 14, 2000 ("Expiration Date"). (See Paragraph 3 for further provisions.)

     1.4 Early Possession: December 21, 1994 ("Early Possession Date"). (See Paragraph 3.2 and 3.3 for further provisions.)

     1.5 Base Rent: 38,525.00 per month ("Base Rent"), payable on the first day of each month commencing March 1, 1995 (prorated for the period from March 15 - March 31, 1995). Base Rent for the period from February 15, 1995 - March 14, 1995 to be paid upon execution hereof. (See Paragraph 4 for further provisions.)

[ ] If this box is checked, there are provisions in this Lease for the Base Rent to be adjusted.

     1.6 Base Rent Paid Upon Execution: 38,525.00 as Base Rent for the period February 15, 1995 - March 14, 1995.

     1.7 Security Deposit: None required ("Security Deposit"). (See Paragraph 5 for further provisions.)

     1.8 Permitted Use: General office purposes. (See Paragraph 6 for further provisions.)

     1.9 Insuring Party: Lessor is the "Insuring Party" unless otherwise stated herein. (See Paragraph 8 for further provisions.)

     1.10 Real Estate Brokers: The following real estate brokers (collectively, the "Brokers") and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

CPS, A Commercial Real Estate Company represents [X] Lessor exclusively ("Lessor's Broker"); [ ] both Lessor and Lessee, and Colliers Parrish International represents [X] Lessee exclusively ("Lessee's Broker"); [ ] both Lessee and Lessor. (See Paragraph 15 for further provisions.)

     1.11 Guarantor: The obligations of the Lessee under this Lease are to be guaranteed by Philips Electronics North America Corp. ("Guarantor"). (See Paragraph 37 for further provisions.)

     1.12 Addenda: Attached hereto is an Addendum or Addenda consisting of Paragraphs ____ through ____ and Exhibits ____ all of which constitute a part of this Lease.

2. Premises.

     2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental, and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used in calculating rental, is an approximation which Lessor and Lessee agree is reasonable and the rental based thereon is not subject to revision whether or not the actual square footage is more or less.

     2.2 Condition: Lessor shall deliver the Premises to Lessee clean and free of debris on the Date and warrants to Lessee that the existing plumbing, fire sprinkler system, lighting, air conditioning, heating, and loading doors, if any, on the Premises, other than those constructed by Lessee shall be in good operating condition on the Date. If a non-compliance with said warranty exists as of the Date, Lessor shall except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Date, correction of that non-compliance shall be the obligation of Lessee at Lessees sole cost and expense.

     2.3 Compliance with Covenant, Restrictions and Building Code. Lessor warrants to Lessee that to the best of Lessor's knowledge the improvements on the Premises comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Date. Said warranty does not apply to the use to which Lessee will put the Premises or to any Alterations or Utility installations (as defined in Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranty, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify the same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within six (6) months following the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sale cost and expense.

     2.4 Acceptance of Premises. Lessee hereby acknowledges: (a) that it has been advised by the Brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and fire sprinkler systems, security, environment aspects, compliance with Applicable Law as defined in Paragraph 6.3) and the present and future suitability of the Premises for Lessee's intended use, (b) that Lessee has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Lessee's occupancy of the Premises and/or the term of this Lease, and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations of warranties with respect to the said matters other than as set forth in this Lease.

     2.5 Lessee Prior Owner/Occupant. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect if immediately prior to the date set forth in Paragraph 1.1 Lessee was the owner of occupant of the Premises. In such event, Lessee shall, at Lessees sole cost and expense, correct any non-compliance of the Premises with said warranties.

3. Term.

     3.1 Term. The Commencement Date. Expiration Date and Original Term of this Lease are as specified in Paragraph 1.3.

     3.2 Early Possession. If Lessee totally or partially occupies the Premises prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early possession. All other terms of this Lease, however, (including but not limited to the obligations to pay, Real Property Taxes and insurance premiums and to maintain the Premises) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

     3.3 Delay in Possession. If there is any reason Lessor cannot deliver possession of the Premises to Lessee, addressed herein by the Early Possession Date, if one is specified in Paragraph 1.4, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but in such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Early Possession Date, Lessee may, at its option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the Parties shall be discharged from all obligations hereunder; provided, however, that if such written notice by Lessee is not received by Lessor within said ten (10) day period. Lessee's right to cancel this Lease shall terminate and be of no further force or effect.

4. Rent.

     4.1 Base Rent. Lessee shall cause payment of Base Rent and other rent or charges, as the same may be adjusted from time to time, to be received by Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which is for less than one (1) full calendar month shall be prorated based upon the actual number of days of the calendar month involved. Payment of Base rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

5.  Security Deposit.

         (info deleted on hard copy)

6. Use.

     6.1 Use. Lessee shall use and occupy the Premises only for the purposes set forth in Paragraph 1.8, or any other use which is comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to, neighboring premises or properties. Lessor hereby agrees to not unreasonably withhold or delay its consent to any written request by Lessee. Lessees assignees or subtenants, and by prospective assignees and subtenants of the Lessee, its assignees and subtenants, for a modification of said permitted purpose for which the premises may be used or occupied, so long as the same will not impair the structural integrity of the improvements on the Premises, the mechanical or electrical systems therein, is not significantly more burdensome to the Premises and the improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such consent, Lessor shall within five (5) business days give a written notification of same, which notice shall include an explanation of Lessor's reasonable objections to the change in use.

     6.2 Hazardous Substances.

          (a) Reportable Uses Require Consent. The term "Hazardous Substance" as used in this Lease shall mean any product, substance, chemical, material or waste whose presence, nature, quantity and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect, either by itself or in combination with other materials expected to be on the Premises, is either: (i) potentially injurious to the public health, safety or welfare, the environment or the Premises, (ii) regulated or monitored by any governmental authority, or (iii) a basis for liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. Hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products, by-products or fractions thereof. Lessee shall not engage in any activity in, on or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Law (as defined in Paragraph 6.3). "Reportable Use" shall mean (i) the installation or use of any above or below ground storage tank, (ii) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority. Reportable Use shall also include Lessee's being responsible for the presence in, on or about the Premises of a Hazardous Substance with respect to which any Applicable Law requires that a notice be given to persons entering or occupying the Premises or neighboring properties. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but in compliance with all Applicable Law, use any ordinary and customary materials reasonably required to be used by Lessee in the normal course of Lessee's business permitted on the Premises, so long as such use is not a Reportable Use and does not expose the Premises of neighboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to the use or presence of any Hazardous Substance, activity or storage tank by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefrom or therefor, including, but not limited to, the installation (and removal on or before Lease expiration or earlier termination) or reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

          (b) Duty to Inform Lessor. If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance, or a condition involving or resulting from same, has come to be located in, on, under or about the Premises, other than as previously consented to by Lessor, Lessee shall immediately give written notice of such fact to Lessor. Lessee shall also immediately give Lessor a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action or proceeding given to, or received from, any governmental authority or private party, or persons entering or occupying the Premises, concerning the presence, spill, release, discharge of, or exposure to, any Hazardous Substance or contamination in, on, or about the Premises, including but not limited to all such documents as may be involved in any Reportable Uses involving the Premises.

          (c) Indemnification. Lessee shall indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground Lessor, if any, and the Premises, harmless from and against any and all loss of rents and/or damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorney's and consultant's fees arising out of or involving any Hazardous Substance or storage tank brought onto the Premises by or for Lessee or under Lessee's control. Lessee's obligations under this Paragraph 6 shall include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation (including consultant's and attorney's fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances or storage tanks, unless specifically so agreed by Lessor in writing at the time of such agreement.

     6.3 Lessee's Compliance with Law. Except as otherwise provided in this Lease, Lessee, shall at Lessee's sole cost and expense, fully, diligently and in a timely manner, comply with all "Applicable Law," which term is used in this Lease to include all laws, rules, regulations, ordinances, directives, covenants, assessments and restrictions of record, permits, the requirements of any applicable fire insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating in any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (ii) environmental conditions on, in, under or about the Premises, including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation, maintenance, removal, transportation, storage, spill or release of any Hazardous Substance or storage tank), now in effect or which may hereafter come into effect, and whether or not reflecting a change in policy from any previously existing policy. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including, but not limited to, permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Law specified by Lessor, and shall immediately upon receipt, notify Lessor in writing (with copies of any documents involved) of any threatened or actual claim, notice citation, warning, complaint or report pertaining to or involving failure by Lessee or the Premises to comply with any Applicable Law. See Addendum, Paragraph 6.3.

     6.4 Inspection; Compliance. Lessor and Lessor's Lender(s) (as defined in Paragraph 8.3(a)) shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times, for the purpose of inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Laws (as defined in Paragraph 6.3), and to employ experts and/or consultants in connection therewith and/or to advise Lessor with respect to Lessees activities, including but not limited to the installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance or storage tank on or from the Premises. The costs and expenses of any such inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease, violation of Applicable Law, or a contamination, caused or materially contributed to by Lessee is found to exist or be imminent, or unless the inspection is requested or ordered by a governmental authority as the result of any such existing or imminent violation or contamination. In any such case, Lessee shall upon request reimburse
Lessor or Lessor's Lender, as the case may be, for the costs and expenses of such inspections.

7. Maintenance; Repairs; Utility Installations; Trade Fixtures and Alterations.

     7.1 Lessee's Obligations.

          (a) Subject to the provisions of Paragraphs 2.2 (Lessor's warranty as to condition). 2.3 (Lessor's warranty as to compliance with covenants, etc).

7.2 (a) Lessor's obligations to repair _______ damage and destruction), and 14 (condemnation), Lessee shall, at Lessee's sole cost and expense and at all times, keep the Premises and every part thereof in good order, condition and repair, structural and non-structural (whether or not such portion of the Premises requiring repairs, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), including, without limiting the generality of the foregoing, all equipment or facilities serving the Premises, such as pumping, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire sprinkler and/or standpipe and hose or other automatic fire extinguishing system, including fire alarm and/or smoke detection systems and equipment, fire hydrants, fixtures, walls (interior and exterior), ceilings, roof membrane, floors, windows, doors, plate glass, skylights, landscaping, driveways, parking lots, fences, retaining walls, signs, sidewalks and parkways located in, on, about, or adjacent to the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (including through the plumbing or sanitary sewer system) and shall promptly, at Lessee's expense, take all investigatory and/or remedial action reasonably recommended, whether or not formally ordered or required, for the cleanup of any contamination of, and for the maintenance, security and/or monitoring of the Premises, the elements surrounding same, or neighboring properties, that was caused or materially contributed to by Lessee, or pertaining to or involving any Hazardous Substance and/or storage tank brought onto the Premises by or for Lessee or under its control. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall include restorations, replacements or renewals when necessary to keep the Premises and all improvements thereon or a part thereof in good order, condition and state of repair. If Lessee occupies the Premises for seven (7) years or more, Lessor may require Lessee to repaint the exterior of the buildings on the Premises as reasonably required, but not more frequently than once every seven
(7) years.

     (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain contracts, with copies to Lessor, in customary form and substance for, and with contractors specializing and experienced in, the inspection, maintenance and service of the following equipment and improvement, if any, located on the
Premises: (i) heating, air conditioning and ventilation equipment, (ii) boiler, fired or unfired pressure vessels, (iii) fire sprinkler and/or standpipe and hose or other automatic fire extinguishing systems, including fire alarm and/or smoke detection, (iv) landscaping and irrigation systems, (v) roof covering and drain maintenance and (vi) asphalt and parking lot maintenance. SEE ADDENDUM, PARAGRAPH 7.1(b)

     7.2 Lessor's Obligations. It is the intention of the Parties that the terms of this Lease govern the respective obligations of the Parties as to the maintenance and repair of the Premises. Lessee and Lessor expressly waive the benefit of any statute now or hereafter in effect to the extent it is inconsistent with the terms of this Lease with respect to, or which affords Lessee the right to make repairs at the expense of Lessor or to terminate this Lease by reason of any needed repairs. SEE ADDENDUM, PARAGRAPH 7.2

     7.3 Utility Installations; Trade Fixtures; Alterations.

     (a) Definitions; Consent Required. The term "Utility Installations" is used in this Lease to refer to all carpeting, window coverings, air lines, power panels, electrical distribution, security, fire protection systems, communication systems, lighting fixtures, heating, ventilating, and air conditioning equipment, plumbing, and fencing in, on or about the Premises. The term "Trade Fixture" shall mean Lessees machinery and equipment that can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises from that which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures, whether by addition or deletion. "Lessee Owned Alterations and/or Utility Installations" are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor as defined in Paragraph 7.4(a). Lessee shall not make any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the interior of the Premises (excluding the roof), as long as they are not visible from the outside, do not involve puncturing, relocating or removing the roof or any existing walls, and the cost thereof does not exceed $10,000 per Utility Installation.

     (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor in written form with proposed detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: (i) Lessee's acquiring all applicable permits required by governmental authorities; (ii) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon, and
(iii) the compliance by Lessee with all conditions of said permits in a prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done in a good and workmanlike manner, with good and sufficient materials, and in compliance with all Applicable Law. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may (but without obligation to do so) condition its consent to any requested Alteration or Utility Installation that costs $10,000 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation and/or upon Lessee's posting an additional Security Deposit with Lessor under Paragraph 36 hereof.

     (c) Indemnification. Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in, on or about the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to one and one-half times the amount of such contested lien claim or demand, indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorney's fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

     7.4 Ownership; Removal; Surrender; and Restoration.

     (a) Ownership. Subject to Lessor's right to require their removal or become the owner thereof as hereinafter provided in this Paragraph 7.4, all Alterations and Utility Additions made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at its option, elect in writing to Lessee to be the owner of all or any specified part of the Lessee Owned Alterations and Utility Installations. Unless otherwise instructed per subparagraph 7.4(b) hereof, all Lessee Owned Alterations and Utility Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon and be surrendered by Lessee with the Premises.

     (b) Removal. Unless otherwise agreed in writing, Lessor may require that any or all Lessee Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding their installation may have been consented to by Lessor. Lessor may require the removal at any time on all or any part of any Lessee Owned Alterations or Utility Installations made without the required consent of Lessor.

     (c) Surrender/Restoration. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier termination date, with all of the improvements, parts and surfaces thereof clean and free of debris and in good operating order, condition and state of repair, ordinary wear and tear excepted. "Ordinary wear and tear" shall not include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of its obligations under this Lease. Except as otherwise agreed or specified in writing by Lessor, the Premises, as surrendered, shall include the Utility Installations. The obligation of Lessee shall include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade Fixtures, furnishings, equipment, and Alterations and/or Utility Installations, as well as the removal of any storage tank installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable Law and/or good service practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to its obligation to repair and restore the Premises per this Lease.

8. Insurance; Indemnity

     8.1 Payment for Insurance. Regardless of whether the Lessor or Lessee is the Insuring Party, Lessee shall pay for all insurance required under this Paragraph 8 except to the extent of the cost attributable to liability insurance carried by Lessor in excess of $1,000,000 per occurrence. Premiums for policy periods commencing prior to or extending beyond the Lease term shall be prorated to correspond to the Lease term. Payment shall be made by Lessee to Lessor within ten (10) days following receipt or an invoice for any amount due.

     8.2 Liability Insurance.

     (a) Carried by Lessee. Lessee shall obtain and keep in force during the term of this Lease a Commercial General Liability policy of insurance protecting Lessee and Lessor (as an additional insured) against claims for bodily injury, personal injury and property damage based upon, involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be on an occurrence basis providing single limit coverage in an amount not less than $1,000,000 per occurrence with an "Additional Insured-Managers or Lessors of Premises" Endorsement and contain the "Amendment of the Pollution Exclusion" for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any intra-insured exclusions as between insured persons or organizations, but shall include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease or as carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall not, however, limit the liability of Lessee nor relieve Lessee of any obligation hereunder. All insurance to be carried by Lessee shall be primary to and not contributory with any similar insurance carried by Lessor, whose insurance shall be considered excess insurance only.

     (b) Carried by Lessor. In the event Lessor is the Insuring Party, Lessor shall also maintain liability insurance described in Paragraph 8.2(a) above, in addition to, and not in lieu of, the insurance required to be maintained by Lessee. Lessee shall not be named as an additional insured therein.

     8.3 Property Insurance -- Building, Improvements and Rental Value.

               (a) Building and Improvements. The Insuring Party shall obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and to the holders of any mortgages, deeds or trust or ground leases on the Premises ("Lender(s)"), insuring loss or damage to the Premises. The amount of such insurance shall be equal to the full replacement cost of the Premises, as the same shall exist from time to time, or the amount required by Lenders, but in no event more than the commercially reasonable and available insurable value thereof if, by reason of the unique nature or age of the improvements involved, such latter amount is less than full replacement cost. If Lessor is the insuring Party, however, Lessee Owned Alterations and Utility Installations shall be insured by Lessee under Paragraph 8.4 rather than by Lessor. If the coverage is available and commercially appropriate, such policy or policies shall insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), including coverage for any additional costs resulting from debris removal. Said policy or policies shall also contain waiver of subrogation, and inflation guard protection causing an increase in the annual property insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $5,000 per occurrence, and Lessee shall be liable for such deductible amount in the event of an Insured Loss, as defined in Paragraph 9.1(c).

               (b) Rental Value. The Insuring Party shall, in addition, obtain and keep in force during the term of this Lease a policy or policies in the name of Lessor, with loss payable to Lessor and Lender(s), insuring the loss of the full rental and other charges payable by Lessee to Lessor under this Lease for one (1) year (including all real estate taxes, insurance costs, and any scheduled rental increases). Said insurance shall provide that in the event the Lease is terminated by reason of an insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replacement of the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. The amount of coverage shall be adjusted annually to reflect the projected rental income, property taxes, insurance premium costs and other expenses, if any, otherwise payable by Lessee, for the next twelve (12) month period. Lessee shall be liable for any deductible amount in the event of such loss.

               (c) Adjacent Premises. [OMITTED FROM ORIGINAL.]

               (d) Tenant's Improvements. If the Lessor is the Insuring Party, the Lessor shall not be required to insure Lessee Owned Alterations and Utility Installations unless the item in question has become the property of Lessor under the terms of this Lease. If Lessee is the Insuring Party, the policy carried by Lessee under this Paragraph 8.3 shall insure Lessee Owned Alterations and Utility Installations.

     8.4 Lessee's Property Insurance. Subject to the requirements of Paragraph 8.5, Lessee at its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain insurance coverage on all of Lessee's personal property, Lessee Owned Alterations and Utility Installations in, on, or about the Premises similar in coverage to that carried by the Insuring Party under Paragraph 8.3. Such insurance shall be full replacement cost coverage with a deductible of not to exceed $1,000 per occurrence. The proceeds from any such insurance shall be used by Lessee for the replacement of personal property or the restoration of Lessee Owned Alterations and Utility Installations. Lessee shall be the Insuring Party with respect to the insurance required by this Paragraph 8.4 and shall provide Lessor with written evidence that such insurance is in force.

     8.5 Insurance Policies. Insurance required hereunder shall be in companies duly licensed to transact business in the state where the Premises are located, and maintaining during the policy term a "General Policyholders Rating" of at least B+, V, or such other rating as may be required by a Lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide." Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in this Paragraph 8. If Lessee is the Insuring Party, Lessee shall cause to be delivered to Lessor certified copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with the insureds and loss payable clauses as required by this Lease. No such policy shall be cancellable or subject to modification except after thirty (30) days prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or "insurance binders" evidencing renewal thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand. If the Insuring Party shall fail to procure and maintain the insurance required to be carried by the Insuring Party under this Paragraph 8, the other Party may, but shall not be required to, procure and maintain the same, but at Lessee's expense.

     8.6 Waiver of Subrogation. Without affecting any other rights or remedies, Lessee and Lessor ("Waiving Party") each hereby release and relieve the other, and waive their entire right to recover damages (whether in contract or in tort) against the other, for loss of or damage to the Waiving Party's property arising out of or incident to the perils required to be insured against under Paragraph
8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto.


     8.7 Indemnity. Except for Lessor's negligence and/or breach of express warranties, Lessee shall indemnify, protect, defend and hold harmless the Premises, Lessor and its agents, Lessor's master or ground leasor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, judgments, penalties, permits, attorney's and consultants's fees, expenses and/or liabilities arising out of, involving, or in dealing with, the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, its agents, contractors, employees or invitees, and out of any Default or Breach by Lessee in the performance in a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall include, but not be limited to, the defense or pursuit of any claim or any action or proceeding involved therein, and whether or not (in the case of claims made against Lessor) litigated and/or reduced to judgment, and whether well founded or not. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee in such defense. Lessor need not have first paid any such claim in order to be so indemnified.

     8.8 Exemption of Lessor from Liability. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee. Lessee's employees, contractors, invitees, customers, or any other person in or about the Premises, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said injury or damage results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places, and regardless of whether the cause of such damage or injury or the means of repairing the same is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant of Lessor. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for injury to Lessee's business or for any loss of income or profit, therefrom.

9. Damage or Destruction.

     9.1 Definitions.

          (a) "Premises Partial Damage" shall mean damage or destruction to the improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than 50% of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

          (b) "Premises Total Destruction" shall mean damage or destruction to the Premises, other than Lessee Owned Alterations and Utility Installations, the repair cost of which damage or destruction is 50% or more of the then Replacement Cost of the Premises immediately prior to such damage or destruction, excluding from such calculation the value of the land and Lessee Owned Alterations and Utility Installations.

          (c) "Insured Loss" shall mean damage or destruction to improvements on the Premises, other than Lessee Owned Alterations and Utility Installations, which was caused by an event required to be covered by the insurance described in Paragraph 8.3(a), irrespective of any deductible amounts or coverage limits involved.

          (d) "Replacement Cost" shall mean the cost to repair or rebuild the improvements owned by Lessor at the time of the occurrence to their condition existing immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

          (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition involving the presence of, or a contamination by, a Hazardous Substance as defined in Paragraph 6.2(a), in, on, or under the Premises.

     9.2 Partial Damage -- Insured Loss. If a Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor's expense, repair such damage (but not Lessee's Trade Fixtures or Lessee Owned Alterations and Utility Installations) as soon as reasonably possible and this Lease shall continue in full force and effect; provided, however, that Lessee shall, at Lessor's election, make the repair of any damage or destruction the total cost to repair of which is $10,000 or less, and, in such event, Lessor shall make the insurance proceeds available to Lessee on a reasonable basis for that purpose. Notwithstanding the foregoing, if the required insurance was not in force or the insurance proceeds are not sufficient to effect such repair, the Insuring Party shall promptly contribute the shortage in proceeds (except as to the deductible which is Lessee's responsibility) as and when required to complete said repairs, provided that such shortage in proceeds does not exceed $100,000.00. In the event, however, the shortage in proceeds was due to the fact that, by reason of the unique nature of the improvements, full replacement cost insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage in insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (10) day period, the party responsible for making the repairs shall complete them a soon as reasonably possible and this Lease shall remain in full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (10) days thereafter to make such restoration and repair as is commercially reasonable with Lessor paying any shortage in proceeds, in which case this Lease shall remain in full force and effect. If in such case Lessor does not so elect, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall in no event have any right to reimbursement from Lessor for

[Illegible]                                                      [Illegible]
                                                                 [Illegible]
any funds contributed by Lessee to repair any such damage or destruction, Premises Partial Damage during flood or earthquake shall be subject to Paragraph
9.3 rather than Paragraph 9.2, notwithstanding that there may be some insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

     9.3 Partial Damage - Uninsured Loss. If a Premises Partial Damage that is not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13). Lessor may at Lessor's option, either: (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage or Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessees commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

     9.4 Total Destruction. Notwithstanding any other provision hereof, if a Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction is an insured Loss or was caused by a negligent or willful act of Lessee. In the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived in Paragraph 8.6.

     9.5 Damages Near End of Term. If at any time during the last six (6) months of the term of this Lease there is damage for which the cost to repair exceeds one (1) month's Base Rent, whether or not an insured Loss. Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee or Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by, within twenty (20) days following the occurrence of the damage, or before the expiration or the time provided in such option for its exercise, whichever is earlier ("Exercise Period"), (i) exercising such option and (ii) providing Lessor with any shortage in insurance proceeds (or adequate assurance thereof) needed to make the repairs. If Lessee duly exercises such option during said Exercise Period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during said Exercise Period, then Lessor may at Lessor's option terminate this Lease as of the expiration of said sixty (60) day period following the occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within ten (10) days after the expiration of the Exercise Period, notwithstanding any term or provision in the grant of option to the contrary.

     9.6 Abatement of Rent; Lessee's Remedies.

          (a) In the event of damage described in Paragraph 9.2 (Partial Damage--insured), whether or not Lessor or Lessee repairs or restores the Premises, the Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, payable by Lessee hereunder for the period during which such damage, its repair or the restoration continues (not to exceed the period for which rental value insurance is required under Paragraph 8.3(b)), shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of Base Rent, Real Property Taxes, insurance premiums, and other charges, if any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, in a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue. Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on a date not less than sixty (60) days following the giving of such notice. If Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified in said notice. If Lessor or a Lender commences the repair or restoration of the Premises within thirty
     (30) days after receipt of such notice, this Lease shall continue in full force and effect. "Commence" as used in this Paragraph shall mean either the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever first occurs.

     9.7 Hazardous Substance Conditions. If a Hazardous Substance Condition occurs, unless Lessee is legally responsible therefor (in which case Lessee shall make the investigation and remediation thereof required by Applicable Law and this Lease shall continue in full force and effect, but subject to Lessor's rights under Paragraph 13), Lessor may at Lessor's option either (i) investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) if the estimated cost to investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000, whichever is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the giving of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the investigation and remediation of such Hazardous Substance Condition totally at Lessee's expense and without reimbursement from Lessor except to the extent of an amount equal to twelve (12) times the then monthly Base Rent or $100,000, whichever is greater. Lessee shall provide Lessor with the funds required of Lessee or satisfactory assurance thereof within thirty (30) days following Lessee's said commitment. In such event this Lease shall continue in full force and effect and Lessor shall proceed to make such investigation and remediation as soon as reasonably possible and the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination. If a Hazardous Substance Condition occurs for which Lessee is not legally responsible, there shall be abatement of Lessee's obligations under this Lease to the same extent as provided in Paragraph 9.6(a) for a period of not to exceed twelve (12) months.

     9.8 Termination--Advance Payment. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Base Rent and any other advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

     9.9 Waive Statutes. Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to or destruction of the Premises with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent inconsistent herewith.

10. Real Property Taxes.

     10.1 (a) Payment of Taxes. Lessee shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Premises during the term of this Lease. Subject to Paragraph 10.1(b), all such payments shall be made at least ten (10) days prior to the delinquency date of the applicable installment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes to be paid by Lessee shall cover any period of time prior to or after the expiration or earlier termination of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year this Lease is in effect, and Lessor shall reimburse Lessee for any overpayment after such proration. If Lessee shall fail to pay any Real Property Taxes required by this Lease to be paid by Lessee, Lessor shall have the right to pay the same, and Lessee shall reimburse Lessor therefor upon demand.

          (b) Advance Payment. In order to insure payment when due and before delinquency of any or all Real Property Taxes, Lessor reserves the right, at Lessor's option, to estimate the current Real Property Taxes applicable to the Premises and to require such current year's Real Property Taxes to be paid in advance to Lessor by Lessee, either: (i) in a lump sum amount equal to the installment due, at least twenty (20) days prior to the applicable delinquency date, or (ii) monthly in advance with the payment of the Base Rent. If Lessor elects to require payment monthly in advance, the monthly payment shall be that equal monthly amount which, over the number of months remaining before the month in which the applicable tax installment would become delinquent (and without interest thereon), would provide a fund large enough to fully discharge before delinquency the estimated installment of taxes to be paid. When the actual amount of the applicable tax bill is known, the amount of such equal monthly advance payment shall be adjusted as required to provide the fund needed to pay the applicable taxes before delinquency. If the amounts paid to Lessor by Lessee under the provisions of this Paragraph are insufficient to discharge the obligations of Lessee to pay such Real Property Taxes as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums as are necessary to pay such obligations. All moneys paid to Lessor under this Paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a Breach by Lessee in the performance of the obligations of Lessee under this Lease, then any balance of funds paid to Lessor under the provisions of this Paragraph may, subject to proration as provided in Paragraph 10.1(a), at the option of Lessor, be treated as an additional Security Deposit under Paragraph 5.

     10.2 Definition of "Real Property Taxes." As used herein, the term "Real Property Taxes" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed upon the Premises by any authority having the direct or indirect power to tax, including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, levied against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, Lessor's right to rent or other income therefrom, and/or Lessor's business of leasing the Premises. The term "Real Property Taxes" shall also include any tax, fee, levy, assessment or charge, or any increase therein, imposed by reason of events occurring, or changes in applicable law taking effect, during the term of this Lease, including but not limited to a change in the ownership of the Premises or in the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties.

     10.3 Joint Assessment. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the Real Property Taxes for all of the land and improvements included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations

[Illegible]                                                        [Illegible]
                                                                   [Illegible]
assigned in the assessor's work _______ or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4 Personal Property Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee Owned Alterations, Utility installations, Trade Fixtures, furnishings, equipment and all personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause its Trade Fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten (10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property or, at Lessor's option, as provided in Paragraph 10.1(b).

11. Utilities. Lessee shall pay for all water, gas, heat, light, power, telephone, trash disposal and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion, to be determined by Lessor, of all charges jointly metered with other premises.

12. Assignment and Subletting.

     12.1 Lessor's Consent Required.

          (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber (collectively, "assignment") or sublet all or any part of Lessee's interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

          (b) A change in the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change in control for this purpose.

          (c) The involvement of Lessee or its assets in any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecation of this Lease or Lessee's assets occurs, when results or will result in a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (25%) of such Net Worth of Lessee as it was represented to Lessor at the time of the execution by Lessor of this Lease or at the time of the most recent assignment to which Lessor has consented, or as it exists immediately prior to said transaction or transactions constituting such reduction, at whichever time said Net Worth of Lessee was or is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold its consent. "Net Worth of Lessee" for purposes of this Lease shall be the net worth of Lessee (excluding any guarantors) established under generally accepted accounting principles consistently applied.

          (d) An assignment of subletting of Lessee's interest in this Lease without Lessor's specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1(c), or a noncurable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a noncurable Breach. Lessor shall have the right to either: (i) terminate this Lease, or (ii) upon thirty (30) days written notice ("Lessor's Notice"), increase the monthly Base Rent to fair market value or one hundred ten percent (110%) of the Base Rent then in effect, whichever is greater. Pending determination of the new fair market rental value, if disputed by Lessee, Lessee shall pay the amount set forth in Lessor's Notice, with any overpayment credited against the next installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determination thereof. Further, in the event of such Breach and market value adjustment, (i) the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at its highest and best use and in good condition), or one hundred ten percent (110%) of the price previously in effect, whichever is greater, (ii) any index-oriented rental or price adjustment formulas contained in this Lease shall be adjusted to require that the base index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be increased in the same ratio as the new market rental bears to the Base Rent in effect immediately prior to the market value adjustment.

          (e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be limited to compensatory damages and injunctive relief.

     12.2 Terms and Conditions Applicable to Assignment and Subletting.

          (a) Regardless of Lessor's consent, any assignment or subletting shall not: (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, or (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obligations to be performed by Lessee under this Lease.

          (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay in the approval or disapproval of such assignment nor the acceptance of any rent or performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms, covenants or conditions of this Lease.

          (c) The consent of Lessor to any assignment or subletting shall not constitute a consent to any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable on the Lease or sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or sublease.

          (d) In the event of any Default or Breach of Lessee's obligations under this Lease, Lessor may proceed directly against Lessee, any Guarantors or any one else responsible for the performance of the Lessee's obligations under this Lease, including the sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor or Lessee.

          (e) Each request for consent to an assignment or subletting shall be in writing, accompanied by information relevant to Lessor's determination as to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, including but not limited to the intended use and/or required modification of the Premises, if any, together with a non-refundable deposit of $1,000 or ten percent (10%) of the current monthly Base Rent, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additional information and/or documentation as may be reasonably requested by Lessor.

          (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering into such sublease, be deemed, for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented in writing.

     12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed included in all subleases under this Lease whether or not expressly incorporated therein:

          (a) Lessee hereby assigns and transfers to Lessor all of Lessee's interest in all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease, provided, however, that until a Breach (as defined in Paragraph 13.1) shall occur in the performance of Lessee's obligations under this Lease, Lessee may, except as otherwise provided in this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of this or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such sublease. Lessee hereby irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement and request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary, Lessee shall have no right or claim against said sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.*

          (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior Defaults or Breaches of such sublessor under such sublease.

          (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

          (d) No sublessee shall further assign or sublet all or any part of the Premises without Lessor's prior written consent.

          (e) Lessor shall deliver a copy of any notice of Default or Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, if any, specified in such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13. Default; Breach; Remedies.

     13.1 Default; Breach. Lessor and Lessee agree that if an attorney is consulted by Lessor in connection with a Lessee Default or Breach (as hereinafter defined), $350.00 is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may include the cost of such services and costs in said notice as rent due and payable to cure said Default. A "Default" is defined as a failure by the Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach"

* SEE ADDENDUM, PARAGRAPH 12.3(a).

is defined as the occurrence of ______ one or more of the following Defaults, and, where a grace period for cure after notice is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, shall entitle Lessor to pursue the remedies set forth in Paragraphs 13.2 and/or 13.3:

          (a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

          (b) Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent or any other monetary payment required to be made by Lessee hereunder, whether to Lessor or to a third party, as and when due, the failure by Lessee to provide Lessor with reasonable evidence of insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three (3) days following written notice thereof by or on behalf of Lessor to Lessee.

          (c) Except as expressly otherwise provided in this Lease, the failure by Lessee to provide Lessor with reasonable written evidence (in duly executed original form, if applicable) of (i) compliance with Applicable Law per Paragraph 6.3, (ii) the inspection, maintenance and service contracts required under Paragraph 7.1(b), (iii) the recission of an unauthorized assignment or subletting per Paragraph 12.1(b), (iv) a Tenancy Statement per Paragraphs 15 or 37, (v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or information which Lessor may reasonably require or Lessee under the terms of this Lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

          (d) A Default by Lessee as to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof, that are to be observed, complied with or performed by Lessee, other than those described in subparagraphs (a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

          (e) The occurrence of any of the following events: (i) The making by lessee of any general arrangement or assignment for the benefit of creditors; (ii) Lessee's becoming a "debtor" as defined in 11 U.S.C. (S)101 or any successor statute thereto (unless in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within thirty
     (30) days; provided, however, in the event that any provision of this subparagraph (e) is contrary to any applicable law, such provision shall be of no force or effect, and not affect the validity of the remaining provisions.

          (f) The discovery by Lessor that any financial statement given to Lessor by Lessee or any Guarantor of Lessee's obligations hereunder was materially false.

          (g) If the performance of Lessee's obligations under this Lease is guaranteed: (i) the death of a guarantor, (ii) the termination of a guarantor's liability with respect to this Lease other than in accordance with the terms of such guaranty, (iii) a guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a guarantor's refusal to honor the guaranty, or (v) a guarantor's breach of its guaranty obligation on an anticipatory breach basis, and Lessee's failure, within sixty (60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurance or security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the guarantors that existed at the time of execution of this Lease.

     13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or in case of an emergency, without notice). Lessor may at its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, including but not limited to the obtaining of reasonably required bonds, insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. If any check given to Lessor by Lessee shall not be honored by the bank upon which it is drawn, Lessor, at its option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, with or without further notice or demand, and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

     (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease and the term hereof shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination;
(ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment proximately caused by the Lessee's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorneys' fees, and that portion of the leasing commission paid by Lessor applicable to the unexpired term of this Lease. The worth at the time of award of the amount referred to in provision (iii) of the prior sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recover in such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve therein the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under subparagraphs 13.1(b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by subparagraphs 13.1(b), (c) or (d). In such case, the applicable grace period under subparagraphs 13.1(b), (c) or (d) and under the unlawful detainer statute shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the Default within the greater of the two such grace periods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedies provided for in this Lease and/or by said statute.

     (b) Continue the Lease and Lessee's right to possession in effect (in California under California Civil Code Section 1951.4) after Lessee's Breach and abandonment and recover the rent as it becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. See Paragraphs 12 and 36 for the limitations on assignment and subletting which limitations Lessee and Lessor agree are reasonable. Acts of maintenance or preservation, efforts to relet the Premises, or the appointment of a receiver to protect the Lessor's interest under the Lease, shall not constitute a termination of the Lessee's right to possession.

     (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

     (d) The expiration or termination of this Lease and/or the termination of Lessee's right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

     13.3 Inducement Recapture in Event Of Breach. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions," shall be deemed conditioned upon Lessee's full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach of this Lease by Lessee, as defined in Paragraph 13.1, any such inducement Provision shall automatically be deemed deleted from this Lease and of no further force or effect, and any rent, other charge, bonus, inducement or consideration theretofore abated, given or paid by Lessor under such an inducement Provision shall be immediately due and payable by Lessee to Lessor, and recoverable by Lessor as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee. The acceptance by Lessor of rent or the cure of the Breach which initiated the operation of this Paragraph shall not be deemed a waiver by Lessor of the provisions of this Paragraph unless specifically so stated in writing by Lessor at the time of such acceptance.

     13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by the terms of any ground lease, mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due. Then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary Base Rent shall, at Lessor's option, become due and payable quarterly in advance.

     13.5 Breach by Lessor. Lessor shall not be deemed in breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall in no event be less than thirty (30) days after receipt by Lessor, and by the holders of any ground lease, mortgage or deed of trust covering the Premises whose name and address shall have been furnished Lessee in writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days after such notice are reasonably required for its performance, then Lessor shall not be in breach of this Lease if performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. Condemnation. If the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than ten percent (10%) of the floor area of the Premises ___________ than twenty-five percent (25%) of the land area not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced in the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the building located on the Premises. No reduction of Base Rent shall occur if the only portion of the Premises taken is land on which there is no building. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any compensation separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of its net severance damages received, over and above the legal and other expenses incurred by Lessor in the condemnation matter, repair any damage to the Premises caused by such condemnation, except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall be responsible for the payment or any amount in excess of such net severance damages required to complete such repair.

15. Broker's Fee.

     15.1 The Brokers named in Paragraph 1.10 are the procuring causes of this Lease.

     15.2 [OMITTED FROM ORIGINAL.]

     15.3 [OMITTED FROM ORIGINAL.]

     15.4 [OMITTED FROM ORIGINAL.]

     15.5 Lessee and Lessor each represent and warrant to the other that it has had no dealings with any person, firm, broker or finder (other than the Brokers, if any named in Paragraph 1.10) in connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Brokers is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, including any costs, expenses, attorneys' fees reasonably incurred with respect thereto.

     15.6 Lessor and Lessee hereby consent to and approve all agency relationships, including any dual agencies, indicated in Paragraph 1.10.

16. Tenancy Statement.

     16.1 Each Party (as "Responding Party") shall within ten (10) days after written notice from the other Party (the "Requesting Party") execute, acknowledge and deliver to the Requesting Party a statement in writing in form similar to the then most current "Tenancy Statement" form published by the American Industrial Real Estate Association, plus such additional information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

     16.2 If Lessor desires to finance, refinance, or sell the Premises, any part thereof, or the building of which the Premises are a part, Lessee and all Guarantors of Lessee's performance hereunder shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three
(3) years. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability: The term "Lessor" as used herein shall mean the owner or owners at the time in question of the fee title to the Premises, or, if this is a sublease, of the Lessee's interest in the prior lease. In the event of a transfer of Lessor's title or interest in the Premises or in this Lease, Lessor shall deliver to the transferee or assignee (in cash or by credit) any unused Security Deposit held by Lessor at the time of such transfer or assignment. Except as provided in Paragraph 15, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants in this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. SEE ADDENDUM, PARAGRAPH 17

18. Severability. The invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligations. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within thirty (30) days following the date on which it was due, shall bear interest from the thirty-first (31st) day after it was due at the rate of 12% per annum, but not exceeding the maximum rate allowed by law, in addition to the late charge provided for in Paragraph 13.4.

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Parties under this Lease.

21. Rent Defined. All monetary obligations of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No prior or Other Agreements: Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that it has made, and is relying solely upon, its own investigation as to the nature, quality, character and financial responsibility of the other Party to this Lease and as to the nature, quality and character or the Premises. Brokers have no responsibility with respect thereto or with respect to any default or breach hereof by either party.

23. Notices.

     23.1 All notices required or permitted by this Lease shall be in writing and may be delivered in person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mail, with postage prepaid, or by facsimile transmission, and shall be deemed sufficiently given if served in a manner specified in this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

     23.2 Any notice sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or if no delivery date is shown, the postmark thereon. If sent by regular mail the notice shall be deemed given forty-eight (48) hours after the same is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone confirmation of receipt of the transmission thereof, provided a copy is also delivered via delivery or mail. If notice is received on a Sunday or legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or of any other term, covenant or condition hereof. Lessor's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. Regardless of Lessor's knowledge of a Default or Breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any preceding Default or Breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee in connection therewith, which such statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to in writing by Lessor at or before the time of deposit of such payment.

25. Recording. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. SEE ADDENDUM, PARAGRAPH 26.

27. Cumulative Remedies. Note _______________ election hereunder shall be deemed exclusive but shall wherever _______________ be cumulative with all other remedies at law or in equity.

28. Covenants and Conditions. All provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the parties, their personal representatives, successors and assigns and be governed by the laws of the State in which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be initiated in the county in which the Premises are located.

30. Subordination: Attornment; Non-Disturbance.

     30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecation or security device (collectively, "Security Device") now or hereafter placed by Lessor upon the real property of which the Premises are a part to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof Lessee agrees that the Lenders holding any such Security Device shall have no duty, liability or obligation to perform any of the obligations of Lessor under this Lease, but that in the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee in writing for such purpose notice of Lessor's default and allow such Lender thirty
(30) days following receipt of such notice for the cure of said default before invoking any remedies Lessee may have by reason thereto. If any Lender shall elect to have this Lease and/or any Option granted hereby superior to the lien of its Security Device and shall give written notice thereof to Lessee this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

     30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure or a Security Device, and that in the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission or any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be subject to any offsets or defenses which Lessee might have against any prior Lessor or (iii) be bound by prepayment of more than one (1) month's rent.

     30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this Lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a "non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee is not in Breach hereof and attorns to the record owner of the Premises.

     30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents; provided, however, that, upon written request from Lessor or a Lender in connection with a sale, financing or refinancing of the Premises, Lessee and Lessor shall execute such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. Attorney's Fees. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder the Prevailing Party (as hereafter defined) or Broker in any such proceeding, action, or appeal thereon, shall be entitled to reasonable attorney's fees. Such fees may be awarded in the same suit or recovered in a separate suit, whether or not such action or proceeding is pursued to decision or judgment. The term, "Prevailing Party" shall include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgment, or the abandonment by the other Party or Broker of its claim or defense. The attorney's fees award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorney's fees reasonably incurred. Lessor shall be entitled to attorney's fees, costs and expenses incurred in the preparation and service of notices or Default and consultations in connection therewith, whether or not a legal action is subsequently commenced in connection with such Default or resulting Breach.

32. Lessor's Access; Showing Premises; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, in the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred twenty (120) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. All such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs. [OMITTED FROM ORIGINAL.] SEE ADDENDUM, PARAGRAPH 34.

35. Termination; Merger. Unless specifically stated otherwise in writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate in the Premises; provided, however, Lessor shall, in the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancies. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. Consents

          (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever in this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (including but not limited to architects', attorneys', engineers' or other consultants'
     fees) incurred in the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, including but not limited to consents to an assignment, a subletting or the presence or use of a Hazardous Substance, practice or storage tank, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefore. Subject to Paragraph 12.2(e) (applicable to assignment or subletting), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (in addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will incur in considering and responding to Lessee's request. Except as otherwise provided, any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgement that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated in writing by Lessor at the time of such consent.

          (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the imposition by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37. Guarantor. [OMITTED FROM ORIGINAL.]

38. Quiet Possession. Upon payment by Lessee of the rent for the Premises and the observance and performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease. Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

39. Options.

     39.1 Definition. As used in this Paragraph 39 the word "Option" has the following meaning: (a) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor; (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

     39.2 Options Personal To Original Lessee. Each Option granted to Lessee in this Lease is personal to the original Lessee named in Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercise by any person or entity other than said original Lessee while the original Lessee is in full and actual possession of the Premises and without the intention of thereafter assigning or subletting. The Options, if any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease in any manner, by reservation or otherwise.

     39.3 Multiple Options. In the event that Lessee has any Multiple Options to extend or renew this Lease _______________ Option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

     39.4 Effect of Default on Options.

          (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary; (i) during the period commencing with the giving of any notice of Default under Paragraph 13.1 and continuing until the noticed Default is cured, or (ii) during the period of time any monetary obligation due the Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (iii) during the time Lessee is in Breach of this Lease, or (iv) in the event that Lessor has given to Lessee three (3) or more notices of Default under Paragraph 13.1, whether or not the Defaults are cured, during the twelve
     (12) month period immediately preceding the exercise of the Option.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of Paragraph 39.4(a).

          (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessor gives to Lessee three (3) or more notices of Default under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or (iii) if Lessee commits a Breach of this Lease.

40. [OMITTED FROM ORIGINAL.]

41. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises, Lessee, its agents and invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves to itself the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights, dedications, maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restrictions.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

44. Authority. If either Party hereto is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on its behalf. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by Lessor or Lessor's agent and submission of same to Lessee shall not be deemed an offer to lease to Lessee. This Lease is not intended to be binding until executed by all Parties hereto.

47. Amendments. This Lease may be modified only in writing, signed by the Parties in interest at the time of the modification. The parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rent payable under this Lease. As long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an institutional, insurance company, or pension plan Lender in connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. Multiple Parties. Except as otherwise expressly provided herein, if more than one person or entity is named herein as either Lessor or Lessee, the obligations of such Multiple Parties shall be the joint and several responsibility of all persons or entities named herein as such Lessor or Lessee.

LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN, AND BY THE EXECUTION OF THIS LEASE SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

         IF THIS LEASE HAS BEEN FILLED IN, IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. FURTHER, EXPERTS SHOULD BE CONSULTED TO EVALUATE THE CONDITION OF THE PROPERTY AS TO THE POSSIBLE PRESENCE OF ASBESTOS, STORAGE TANKS OR HAZARDOUS SUBSTANCES. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER(S) OR THEIR AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION TO WHICH IT RELATES; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE. IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, AN ATTORNEY FROM THE STATE WHERE THE PROPERTY IS LOCATED SHOULD BE CONSULTED.


The parties hereto have executed this lease at the place or the dates specified above to their respective signatures.





Executed at  San Jose, California             Executed at: Sunnyvale, California
           --------------------------------                 --------------------
On   December 21, 1994                             On December 20, 1994
  -----------------------------------------        -----------------------------
by LESSOR:                                         by LESSEE:


OAKMEAD PARKWAY PROPERTIES, a California general   PHILIPS SEMICONDUCTORS INC.
--------------------------  --------------------
partnership                                        a Delaware corporation
-----------
By:  MacMillan Partnership, a                      By:/s/  Ross Anderson
                                                      -------------------------
     California general partnership,               Name: Printed: Ross Anderson
                                                                 -------------
     Its general partner                           Title:  Vice President
                                                           --------------
     By:   /s/ Donald H. MacMillan
         ----------------------------------------  By:
         DONALD H. MACMILLAN, as Trustee for the     ---------------------------
         Donald H. MacMillan 1986 Trust UTA dated
         September 12, 1986,                       Name Printed:
         its general partner                                    ----------------
                                                   Title:
                                                         -----------------------

                                                   Address:
                                                           ---------------------


                                                  Tel. No. (___)      Fax No.
                                                               ------       ---


                                   Page 10

 NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: American Industrial
         Real Estate Association, 345 South Figueroa Street,
         Suite M-1 Los Angeles, CA 90071.(213)687-8777. Fax No. (213)687-8616.

          (C) Copyright 1990 - By American Industrial Real Estate Association. All rights reserved. No part of these works may be reproduced in any form without permission in writing.

ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL SINGLE-TENANT LEASE - NET DATED DECEMBER 20, 1994 BETWEEN OAKMEAD PARKWAY PROPERTIES, A CALIFORNIA GENERAL PARTNERSHIP ("LESSOR") AND PHILIPS SEMICONDUCTORS, A DIVISION OF PHILIPS ELECTRONICS NORTH AMERICA CORPORATION, A DELAWARE CORPORATION ("LESSEE").

2. Premises.

     2.2 Condition. (continued) In addition to the foregoing, Lessor shall warrant the good working condition of the existing heating, ventilating and air conditioning ("HVAC") equipment in the Premises for the first six (6) months following the Early Possession Date, except that Lessee shall remain responsible for all routine maintenance and repair of the HVAC equipment during such period, and Lessor's warranty shall not apply to any repairs and/or replacements of the HVAC equipment which are required due to Lessee's failure to properly maintain such equipment. Lessor shall remove an existing 40-ton air conditioning unit from the roof of the building and shall repair at Lessor's expense any damage to the roof caused by such removal. Lessor shall not unreasonably interfere with Lessee's use of the Premises in removing such unit from the roof of the building.

3. Term.

     3.1 Term. (continued) Notwithstanding the provisions of Paragraph 3.1 to the contrary, if the Tenant Improvements to be completed by Lessee pursuant to the Work Letter Agreement attached as EXHIBIT B to the Lease are substantially
                                      ---------
completed prior to February 15, 1995, the Commencement Date shall be the date of substantial completion of the Tenant Improvements and the Expiration Date shall be five (5) years from the Commencement Date; in no event, however, shall the Commencement Date be later than February 15, 1995. For purposes of this Lease, the date of substantial completion shall be the date the City of Sunnyvale has approved the Tenant Improvements constructed by Lessee pursuant to EXHIBIT B in
                                                                   ---------
accordance with its building code, evidenced by its completion of a final inspection and written approval of such improvements as so completed in accordance with the building permit issued for such improvements. If the Commencement Date of this Lease is any date other February 15, 1995, Lessor and Lessee shall execute a memorandum confirming the actual Commencement Date and Expiration Date of this Lease.

4. Rent.

     4.2 Base Rent Adjustments. Commencing with the first day of the thirty-first (31st) month of the term, the Base Rent shall be increased to Forty Thousand Sixty-Six and no/100ths Dollars ($40,066.00) per month.

6. Use.

     6.2 Hazardous Substances. (continued)

          (d) Lessee acknowledges receipt of a copy of that certain Ground Water Grab Sample Date Report dated September 13, 1994 that was prepared for Lessor by Environ. Lessor shall indemnify, defend, protect and hold Lessee, its officers, directors, agents and employees harmless from and against any damages, liabilities, judgments, costs, claims, liens, expenses, penalties, permits and attorneys' fees and consultants' fees arising out of or involving any Hazardous Substances in, on or about the Premises prior to the Early Possession Date. Lessor's obligations shall include the effects of any contamination or injury to person, property or the environment, and the cost of investigation (including consultants' and attorneys' fees and testing), removal, restoration, and/or abatement thereof, or of any contamination therein involved and shall survive the expiration or earlier termination of this Lease. Lessor's indemnification obligations under this paragraph shall extend only to Lessee's out-of-pocket costs, expenses and fees and third party claims made against Lessee, but shall not include any consequential or incidental damages such as lost profits or any loss of rental value of the Premises suffered or allegedly suffered by Lessee or anyone claiming under Lessee.

     6.3 Lessee's Compliance with Law. (continued) Lessee acknowledges that the Premises are subject and this Lease is subordinate to the terms and conditions of the Declaration of Covenants, Conditions and Restrictions for Oakmead Village, recorded December 28, 1973, at Book 0704, Page 601, Official Records of Santa Clara County, as amended (the "CC&R's"). Lessee acknowledges that it has read the CC&R's and knows the contents thereof. Throughout the term, Lessee shall faithfully and timely perform and comply with the CC&R's and any modification or amendments thereof.

7. Maintenance; Repairs; Utility Installations; Trade Fixtures and Alterations.

     7.1 Lessee's Obligations.

          (b) Lessee shall have the right, at Lessee's election, to maintain the HVAC equipment in the Premises through its own facilities department provided that (i) the HVAC equipment shall be maintained in accordance with manufacturer recommendations, including replacement of filters, oiling and lubricating of machinery, parts replacement, adjustment of drive belts, oil changes and other preventive maintenance, including annual maintenance of duct work, interior unit drains and caulking at sheet metal, and recaulking or jacks and vents on an annual basis, and (ii) the HVAC equipment shall be inspected annually by a reputable HVAC contractor approved by Lessor and Lessee shall submit a copy of the contractor's report and recommendations to Lessor upon receipt thereof.

     7.2 Lessor's Obligations. Except for the warranties and agreements of Lessor contained in Paragraphs 2.2 (relating to condition of the Premises), 2.3 (relating to compliance with covenants, restrictions and building codes), 9 (relating to destruction of the Premises), and 14 (relating to condemnation of the Premises), it is intended by the Parties hereto that, other than the foundation, subflooring, the structural elements of the exterior walls and interior load-bearing walls, and the structural elements of the roof, Lessor shall have no obligation, in any manner whatsoever, to repair and maintain the Premises, the improvements located thereon, or the equipment therein, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. If, however, any repairs or replacements of the roof, the HVAC equipment, or the parking lot, are required during the term of this Lease for any reason other than the negligence or willful misconduct of Lessee, its agents, employees or contractors, and such repair or replacement constitutes a capital expenditure under generally accepted accounting principles, the cost of such repair or replacement shall be paid initially by Lessor. The cost of such repair or replacement shall be amortized over the useful life of the improvement which is repaired or replaced, with interest thereon at an annual rate equal to Lessor's cost of obtaining such funds, and Lessee shall pay Lessor, as Additional Rent, the monthly amortized cost of such repair or replacement.

12. Assignment and Subletting.

     12.3 Additional Terms and Conditions Applicable to Subletting.

          (a) (continued) Notwithstanding the foregoing to the contrary, Lessee shall pay to Lessor fifty percent (50%) of any rent or other consideration paid to Lessee by any assignee or sublessee that is in excess of the Base Rent payable by Lessee under this Lease, after deducting therefrom, reasonable brokerage commissions, attorneys fees, and advertising costs incurred by Lessee to procure such assignment or sublease.

17. Lessor's Liability. (continued) If, as a consequence of a default by Lessor under this Lease, Lessee recovers a money judgment against Lessor, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levied thereon against the right, title and interest of Lessor in the Premises and out of rent or other income from such property received by Lessor or out of consideration received by Lessor from the sale or other disposition of all or any part of Lessor's right, title or interest in the Premises, and neither Lessor nor its agents shall be liable for any deficiency.

26. No Right to Holdover. (continued) If, however, Lessee remains in possession of all or any part of the Premises after the expiration of the term, without the express consent of Lessor, such tenancy shall be month-to-month only and shall not constitute a renewal or extension for any further term. Any such holdover shall be subject to the terms, conditions, and covenants contained in this Lease except that Base Rent shall be increased to an amount equal to one hundred twenty-five percent (125%) of the Base Rent payable during the last month of the term; any other sums due under this Lease shall be payable in the amount and at the times specified in the Lease. If Lessee fails to surrender the Premises upon the expiration of the term despite demand to do so by Lessor, Lessee shall indemnify and hold Lessor harmless from all loss or liability, including without limitation any claim made by a succeeding tenant, resulting from Lessee's failure to surrender.

30. Subordination; Attornment; Non-Disturbance.

     30.3 Non-Disturbance. (continued) Lessor shall use diligent efforts to obtain a non-disturbance agreement from any Lender holding a Security Device upon the Premises as of the date of this Lease.

34. Signs. (continued) The size, design, color and other physical aspects of any Lessee identification sign shall be subject to the CC&R's and any appropriate municipal or other governmental approvals. Prior to installing Lessee's signage Lessee shall deliver to Lessor copies of all plans and specifications submitted to the City of Sunnyvale in connection with obtaining the City's approval of Lessee's signage, together with copies of the approval(s) granted by the City. Lessee shall be solely responsible for the repair and maintenance of any signage installed on the Premises by or at Lessee's request. The cost of any approved signage, its installation, maintenance, repair and removal shall be paid by Lessee. If Lessee fails to remove the signage from the Premises upon termination of this Lease, Lessor may do so at Lessee's expense and Lessee's reimbursement to Lessor for such amounts shall be deemed Additional Rent.

49.      Option to Extend.

     49.1 Option Periods. Provided that Lessee is not in default hereunder, either at the time of exercise or at the time the extended term commences, Lessee shall have the option to extend the Original Term of this Lease for three
(3) additional periods of three (3) years each ("Option Periods") on the same terms, covenants and conditions provided herein, except that upon each such renewal the Base Rent due hereunder shall be determined pursuant to Paragraph
49.2. Lessee shall exercise each option by giving Lessor written notice ("Option Notice") at least one hundred eighty (180) days but not more than two hundred seventy (270) days prior to the Expiration Date of the Original Term of this Lease, or the then current Option Period, as the case may be.

     49.2 Option Period Base Rent. The Base Rent for each Option Period shall be determined as follows:

               (a) The parties shall have fifteen (15) days after Lessor receives each Option Notice within which to agree on Base Rent for the Option Period in question based upon ninety-five percent (95%) of then fair market rental value of the Premises as defined in Paragraph 49.2(b). If the parties agree on the Base Rent for that Option Period within fifteen (15) days, they shall immediately execute an amendment to this Lease stating the Base Rent for that Option Period. If the parties are unable to agree on the Base Rent for an Option Period within such fifteen (15) day period, then, the Base Rent for that Option Period shall be the greater of ninety-five percent (95%) or then current fair market rental value of the Premises as determined in accordance with Paragraph 49.2(e) or the Base Rent payable under the Lease for the last month of the Original Term or the prior Option Period, as applicable.

               (b) The "then fair market rental value of the Premises" shall be defined to mean the fair market rental value of the Premises as of the commencement of the Option Period in question, taking into consideration the uses permitted under this Lease, the quality, size, design and location of the Premises, and the rent for comparable buildings located in the City of Sunnyvale.

               (c) Within seven (7) days after the expiration of the fifteen
          (15) day period set forth in Paragraph 49.2(a), each party, at its cost and by giving notice to the other party, shall appoint a real estate appraiser with at least five (5) years' full-time commercial appraisal experience in the area in which the Premises are located to appraise and set the then fair market rental value of the Premises for the Option Period in question. If a party does not appoint an appraiser within ten (10) days after the other party has given notice of the name of is appraiser, the single appraiser appointed shall be the sole appraiser and shall set the then fair market rental value of the Premises. If the two (2) appraisers are appointed by the parties as stated in this paragraph, they shall meet promptly and attempt to set the then fair market rental value of the Premises. If they are unable to agree within thirty (30) days after the second appraiser has been appointed, they shall attempt to elect a third appraiser meeting the qualifications stated in this paragraph within ten (10) days after the last day the two (2) appraisers are given to set the then fair market rental value of the Premises. If they are unable to agree on the third appraiser, either of the parties to this Lease, by giving ten (10) days' notice to the other party, can apply to the then Presiding Judge of the Santa Clara County Superior Court, for the selection of a third appraiser who meets the qualifications stated in this paragraph. Each of the parties shall bear one-half (1/2) of the cost of appointing the third appraiser and of paying the third appraiser's fee. The third appraiser, however selected, shall be a person who has not previously acted in any capacity for either party.

     Within thirty (30) days after the selection of the third appraiser, a majority of the appraisers shall set the then fair market rental value of the Premises. If a majority of the appraisers are unable to set the then fair market rental value of the Premises within the stipulated period of time, the three (3) appraisals shall be added together and their total divided by three (3); the resulting quotient shall be the then fair market rental value of the Premises.

     If, however, the low appraisal and/or the high appraisal are/is more than ten percent (10%) lower and/or higher than the middle appraisal, the low appraisal and/or the high appraisal shall be disregarded. If only one appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2); the resulting quotient shall be the then fair market rental value of the Premises. If both the low appraisal and the high appraisal are disregarded as stated in this paragraph, the middle appraisal shall be the then fair market rental value of the Premises.

     After the then fair market rental value of the Premises has been set, the appraisals shall immediately notify the parties and the parties shall amend this lease within fifteen (15) days of such notice to set forth the Base Rent for the Option Period in question.

50. Parking. To accommodate Lessee's request for additional parking, Lessor is currently negotiating with the Santa Clara Valley Water District (the "District") for the lease or other right to use lands adjacent to the Premises for the construction of approximately forty six (46) additional parking spaces for Lessee's use. Lessor shall use reasonable best efforts to obtain such parking rights for Lessee's use, however Lessor's failure to obtain such rights shall not be deemed a breach of this

Lease. The cost to construct the surface parking facilities shall be amortized over the Original Term, with interest thereon at the rate of ten percent (10%) per annum, and paid by Lessee monthly as Additional Rent provided, however, that any construction costs in excess of $35,000.00 shall be paid by Lessor and shall not be billed to Lessee as Additional Rent. Lessor shall provide Lessee with an itemized statement of the actual costs incurred by Lessor to construct the surface parking facilities and Lessor's calculation of the Additional Rent to be paid by Lessee on a monthly basis. Lessee shall have the right to review and verify the costs incurred by Lessor to construct such additional parking facilities. Upon Lessee's receipt thereof, Lessor and Lessee shall amend this Lease to confirm the Additional Rent to be paid by Lessee. In addition, if the District requires any rent or other consideration in payment for the right to use these adjacent lands, such rent or other consideration shall be paid by Lessee as Additional Rent. If the District will require the payment of rent or other consideration for the right to use the adjacent lands, Lessor shall notify Lessee as soon as possible of the rent or other consideration required by the District. Lessee shall have ten (10) days after receipt of such notice to notify Lessor that, due to the rent or other consideration required by the District, Lessee has elected to forego such additional parking spaces and Lessor may discontinue negotiations with the District.

LESSOR                                        LESSEE
------                                        ------

Oakmead Parkway Properties, a                 Philips Semiconductors, Inc.
California general partnership                a Delaware corporation

By   MacMillan Partnership, a                 By:   /s/ Ross Anderson
     California general partnership,               -----------------------------
     General Partner
                                              Its:  Executive Vice President
                                                   -----------------------------

     By    /s/ Donald H. MacMillan
         -------------------------
         Donald H. MacMillan, Trustee
         of the Donald H. MacMillan
         1986 Trust UTA dated
         September 12, 1986,
         General Partner

                                  THE PREMISES
                                  ------------

All that certain real property situated in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

ALL OF PARCEL 2, as shown upon the Parcel Map entitled, "Parcel Map, being all of Parcel A, as shown on the Parcel Map recorded in Book 353 of Maps, at page 14, Santa Clara County Records", filed for record in the office of the Recorder of the County of Santa Clara, State of California, on July 27, 1977 in Book 401 of Maps, at page 8.

EXCEPTING FROM THE ABOVE DESCRIBED PARCEL, that portion of said property lying below a depth of 500 feet, measured vertically from the contour of the surface thereof, as reserved in the Deed Southern Pacific Realco, a partnership, recorded March 2, 1973 in Book 0260 at page 419 of Official Records of Santa Clara County provided however, that said Grantor, its successors and assigns, shall not have the right for any and all purposes to enter upon, into or through the surface or that portion of said property lying above 500 feet, measured vertically from the contour of the surface of said property.

                                   EXHIBIT A-1
                                   -----------

                                  THE PREMISES

                             [ DIAGRAM OF PREMISES ]

                                  EXHIBIT A-2
                                  -----------

                                                                       Exhibit B


                              WORK LETTER AGREEMENT
                              ---------------------

     In connection with the Tenant Improvements to be installed in the Premises the parties hereby agree as follows:

     1. Plans and Specifications. Lessee shall prepare and submit to Lessor for
        ------------------------
Lessor's review and approval a space plan for Lessee's proposed Tenant Improvements to the Premises. Within five (5) business days after receipt of Lessee's space plan, Lessor shall notify Lessee of Lessor's approval or disapproval thereof, specifying in reasonable detail the basis for Lessor's disapproval, if applicable. Lessee shall retain a licensed architect for the completion of final working architectural and engineering plans and specifications for the interior improvements based upon the approved space plan ("Final Plans and Specifications"). Lessor shall have the right to approve the architect selected by Lessee, which approval shall not be unreasonably withheld or delayed. Within ten (10) business days after Lessor's receipt of the Final Plans and Specifications, Lessor shall notify Lessee of Lessor's approval or disapproval thereof, specifying in reasonable detail the basis for Lessor's disapproval, if applicable. No revisions to the approved Final Plans and Specifications shall be made by Lessee unless approved in writing by Lessor.

     2. Permits and Approvals. Lessee shall be responsible for obtaining all
        ---------------------
necessary permits and approvals (including the building and occupancy permits) and other authorizations from the City of Sunnyvale or other governmental agencies in connection with the construction of the Tenant Improvements. The cost of all such permits and approvals, including inspection, outside plan check, and other building fees required to obtain any such permits, shall be paid from the Tenant Improvements Allowance. Upon completion of the Tenant Improvements, Lessee shall provide Lessor with copies of all building, occupancy and other permits obtained by Lessee in connection with the construction of the Tenant Improvements.

     3. Construction and Work Quality. The Tenant Improvements shall be
        -----------------------------
constructed by Lessee in a good and workmanlike manner, in accordance with the Final Plans and Specifications approved by Lessor, and in compliance with all applicable laws, pursuant to a construction contract with a general contractor approved by Lessor, which approval shall not be unreasonably withheld or delayed. Lessee shall keep Lessor fully informed of all progress and shall allow representatives of Lessor to observe, inspect and monitor the construction of the Tenant Improvements. Lessee shall arrange for the Tenant Improvements to be fully warranted (labor and materials) by the general contractor, sub-contractor, or appropriate supplier, as the case may be, for a period of one (1) year after the completion thereof.

     4. Tenant Improvements Cost. The Tenant Improvements cost ("Tenant
        ------------------------
Improvements Costs") to be paid from the Tenant Improvements Allowance shall include, but not be limited to:

          (a) All space planning fees and costs of preliminary and final architectural and engineering plans and specifications for the Tenant Improvements, and engineering costs associated with completion of the State of California energy utilization calculations under Title 24 legislation;

          (b) All costs of obtaining building permits and other necessary authorizations from the City of Sunnyvale;

          (c) All costs of interior design and finish schedule plans and specifications including as-built drawings; and

          (d) All direct and indirect costs of procuring, constructing and installing the Tenant Improvements in the Premises, including, but not limited to, a construction management fee payable to Lessor's managing agent for supervision of construction of the Tenant Improvements, the construction fee for overhead and profit and the cost of all on-site supervisory and administrative staff, office, equipment and temporary services rendered by Lessee's contractor in connection with construction of the Tenant Improvements.

In no event, however, shall the Tenant Improvements Allowance be used for any costs of procuring, constructing or installing in the Premises any of Lessee's personal property.

     5. Payment of Tenant Improvements Costs.
        -------------------------------------

          (a) Lessor shall provide an allowance for the planning and construction of the Tenant Improvements in the amount of Two Hundred Eighty-Six Thousand Four Hundred Sixty-Eight and no/100ths Dollars ($286,468.00) (the "Tenant Improvements Allowance"). The Tenant Improvements Allowance shall be the maximum contribution by Lessor for the Tenant Improvements Cost, as defined in Paragraph 4; any Tenant Improvements Costs in excess of the Tenant Improvements Allowance shall be paid directly by Lessee.




                                   EXHIBIT B
                                   ---------

          (b) The Tenant Improvements Allowance shall be paid to Lessee on a progress payment basis within thirty (30) days after Lessor's receipt of
     (i) itemized invoices for the Tenant Improvements cost to be paid, and (ii) a conditional waiver and release upon progress payment from the general contractor and the applicable subcontractors. Lessor shall pay its pro rata share of each progress payment based upon the ratio of the Tenant Improvements Allowance to the total Tenant Improvements Cost, as such ratio may be adjusted from time to time to account for any increase in the total Tenant Improvements Cost. Lessee shall be responsible for the balance of the progress payment due to the general contractor. A ten percent (10%) retainage shall be withheld from each progress payment. Lessor shall pay Lessor's pro rata share of such retainage within thirty (30) days after a Notice of Completion has been recorded for the Tenant Improvements and Lessor has received an unconditional release and waiver upon final payment from the general contractor and each subcontractor and supplier engaged in connection with the Tenant Improvements.

     6. Insurance. During construction of the Tenant Improvements, Lessee shall
        ---------
be required to carry workers' compensation insurance in the statutory limits, builder's all -risk insurance, and liability insurance satisfying the requirements of Paragraphs 8.2(a) and 8.5 of the Lease.

                                    EXHIBIT B
                                    ---------

                            SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE is entered into between OAKMEAD PARKWAY PROPERTIES, a California general partnership, ("Lessor"), and PHILIPS SEMICONDUCTORS, INC., a Delaware corporation ("Lessee").

R E C I T A L S

A. Pursuant to that certain Standard Industrial/Commercial Single Tenant Lease dated December 20, 1994, the parties hereto entered into a Lease agreement (the "Lease") for a five (5) year term with an expiration date of February 14, 2000 and pursuant to the First Amendment to Lease dated August 20, 1996, Lessee assumed the obligations of Lessor under the Parking Lease with the Santa Clara Valley Water District (the "District") to lease such adjacent lands for approximately four (4) years, expiring February 15, 2000.

B. Pursuant to paragraph 49, Option to Extend, the parties hereto desire to amend the Lease to extend the tenancy for a thirty-six (36) month term to expire on February 14, 2003 at a monthly rental as shown in paragraph 2 below. Also, the parties hereto now desire to amend the First Amendment to Lease to extend the Lease with the Santa Clara Valley Water District for a thirty-six (36) month term to expire on February 15, 2003.

NOW, THEREFORE, in consideration for the terms, covenants and conditions contained herein, the parties hereto agree as follows:

     1.   Paragraph 1.3 of the Lease is hereby modified to read as follows:

          "1.3 Term: Thirty-six (36) months commencing on February 15, 2000 and ending February 14, 2003."

     2.   Paragraph 1.5 of the Lease is hereby modified to read as follows:

          "1.5 Base Rent: The Base rent is as follows, payable on the first day of each month commencing February 15, 2000:

                  Months 1-12               $92,403.00
                  Months 13-24              $95,166.00
                  Months 25-36              $98,011.00

     3. Reference First Amendment. Lessor has extended the term of the Lease Agreement between the Santa Clara Valley Water District and Oakmead Parkway Properties to expire February 15, 2003 per Exhibit "A". Lessee shall assume the obligations of Lessor under said Parking Lease.

     4.   As-Is. Tenant hereby acknowledges that:
          -----

          A. Landlord has no obligation to improve or modify Premises pursuant to the terms of this Second Amendment and Landlord has fully performed all of Landlord's obligations to improve or modify the Premises in accordance with the terms of the Lease; and

          B. Tenant shall continue in possession of the Premises "As-Is" subject to the terms and conditions of the Lease without any representation or warranty by Landlord, either expressed or implied, concerning the condition, suitability or fitness for any purpose.

     5.   Brokers. Tenant warrants and represents that, except for CPS
          -------
          representing Landlord and Colliers representing Tenant, Tenant has had no dealings with any real estate broker or agent in connection with the negotiation of this Second Amendment and that it knows of no other real estate broker, agent or other person who is or might be entitled to a commission or fee in connection with this Second Amendment. Tenant shall indemnify and hold harmless Landlord from and against any and all liabilities or expenses arising out of claims made by any broker or individual for commissions or fees arising out of or resulting from representation of Tenant's interest in connection with the negotiation of this Second Amendment.

     6.   General

          A. Effect of Second Amendment; Ratification: Except to the extent the
             -----------------------------------------
     Lease is modified by this Second Amendment, the terms and provisions of the Lease shall remain unmodified and in full force and effect. In the event of conflict between the terms of the Lease and the terms of this Second Amendment, the terms of this Second Amendment shall prevail.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Lease the respective dates set forth below.

LESSOR                                               LESSEE
OAKMEAD PARKWAY PROPERTIES,                          PHILIPS SEMICONDUCTORS
A California general partnership                     A Delaware corporation

By   MacMillan Partnership,                          By   /s/  [ILLEGIBLE]

     A California general partnership,
     Its general partner                             Printed Name  Mike Hamper

                                                     Title: Vice President NARSO

     By   /s/ Donald H. MacMillan

         DONALD H. MACMILLAN, Trustee of the
         Donald H. MacMillan Trust UTA dated
         September 12, 1986, general partner

                               GUARANTOR'S CONSENT
                               -------------------

The undersigned, PHILIPS ELECTRONICS NORTH AMERICA CORPORATION, hereby (i) acknowledges this Second Amendment, (ii) consents to the changes and additions to the Lease referenced herein and (iii) agrees to guarantee performance by Lessee of the provisions of the Lease as modified by this Second Amendment in accordance with the terms of that Lease Guaranty dated December 28, 1994, executed by the undersigned.

PHILIPS ELECTRONICS NORTH AMERICA
CORPORATION, A Delaware Corporation

                                                By:   /s/ Illegible
                                                     ---------------------------

                                                Its:  Regional Executive
                                                      --------------------------

                                                           File: A/C Leases
                                                                 Oakmead Parkway
                                                                 Properties

                                                         X-File: 2010-174

                                 LEASE AGREEMENT

                                (Nonresidential)

THIS Lease is made this 1st day of November 1999 at San Jose,
California, by and between the SANTA CLARA VALLEY WATER DISTRICT, hereinafter referred to as "District," and OAKMEAD PARKWAY PROPERTIES, a General Partnership, hereinafter referred to as "Lessee."

IT IS AGREED between the parties hereto as follows:

1. Premises: District hereby leases to Lessee, and Lessee hires from District, on the terms and conditions hereinafter set forth, that certain piece or parcel of real property (hereinafter "the premises") shown on "Exhibit A," attached hereto, situated in the City of Sunnyvale, County of Santa Clara, State of California.

2. Term: This Lease shall commence February 15, 2000 and terminate February 14, 2003.

3. Rental Amount: The rental for the term of this Lease shall be paid by Lessee to District as follows:

     Annual rent in the amount of $13,284.00 shall be paid in quarterly installments of $3,321.00 in advance of March 1, 2000, June 1, 2000, September 1, 2000, and December 1, 2000. Rent for the period February 15, 2000 through February 29, 2000 is included in the rental payment made December 1, 1999 under the existing lease as this Lease is the exercise of an option to extend said existing lease for an additional three-year term.

     Thereafter, rent, as adjusted below, shall be paid quarterly in advance of each March 1, June 1, September 1 and December 1.

     The rent for the period September 1, 2000 through February 14, 2003, shall be subject to automatic adjustment each September 1, in proportion to changes in the 1982-84 = 100 Base Consumer Price Index for San Francisco--Oakland--San Jose, All Urban Consumers, All Items (hereinafter "Index"), compiled and published by the U.S. Department of Labor, Bureau of Labor Statistics, or any replacement index thereto.

     The automatic adjustment shall be calculated by means of the following formula:
                                  C - B
                        X = A + A(-----)
                                    B
         Where:      X = Adjusted Rent
                     A = Quarterly Rent
                     B = Index for June, prior year
                     C = Index for June, current year

         Provided that in no event will rental be less than $3,321.00 per quarter.

4. Use of Premises: The premises are leased to Lessee for use as a parking area for motor vehicles. Lessee shall not use or permit said premises or any part thereof to be used for any purpose other than as hereinabove stated. Lessee agrees to comply with all state laws and local ordinances concerning the premises and the use thereof. Lessee further agrees to permit District and its agents to enter said premises at any reasonable time to inspect the same.

5. Commercial Charges and Utilities: Lessee agrees to pay District said rent as hereinbefore provided and to pay when due all utility charges, groundwater extraction charges, and all other charges accruing and payable in connection with Lessee's use of the leased premises during the term of this Lease.

6. Termination: District reserves the right, consistent with the public interest, to terminate this Lease upon provision of 90 days' written notice if in the discretion of the District such termination is reasonably necessary for the performance of the District's flood control, water supply, or other functions. In the event of such termination, any unearned rental paid by Lessee shall be returned to Lessee.

7. Safety Measures: Lessee will be responsible, in Lessee's uncontrolled discretion (but consistent with the right of District hereinafter described, and without substantial or hazardous diminution of the flood control or conservation function of the premises as now existing or as may hereafter be altered), for taking such measures including, but not limited to, the posting of warning signs and the installation of guardrails or safety devices of every kind as may in the opinion of Lessee be necessary for the safety of the users of the premises. Further, Lessee shall have the sole responsibility for the maintenance in usable and safe condition of every facility provided upon the premises for purposes of this Lease.

8. Assignment and Sublease Prohibited: Lessee shall not assign this Lease or any interest therein and shall not sublet said premises or any part thereof. Any such assignment or subletting shall be void and shall, at the option of the District, terminate this Lease. Notwithstanding the foregoing, at the option of Lessee, Lessee's current tenant, Philips Semiconductors Inc., may use the premises for parking in accordance with the terms of this Lease.

9. Alterations: Lessee shall not make, nor suffer to be made, any physical alteration in or on said premises other than as specified herein, without the prior written consent of District. Lessee, upon termination of this Agreement, shall remove all of its improvements from the premises and shall restore premises to its condition at the commencement of this Lease.

10. Repairs: District shall not be called upon to make any repairs or improvements on said premises, nor shall it be at any expense for same.

11. Attorney's Fees: In any action brought by District to recover any rent due and unpaid hereunder, or for the breach of any of the covenants or agreements contained in this Lease, or to recover possession of said property, whether such action proceeds to judgment or not, the prevailing party will pay all costs and expenses, including reasonable attorneys fees.

12. Default: If any rent shall be due and unpaid, or if default shall be made in any of the covenants or agreements on the part of the Lessee contained in this Lease, District may, at its option, at any time after such default or breach, and without any demand on or any notice to Lessee or to any other person, reenter and take possession of said property.

13. Possessory Use Tax: Lessee recognizes and understands in accepting this Lease that Lessee's interest therein may be subject to a possible possessory interest tax which a city or the county may impose on such interest, and that such tax payment shall not reduce any rent due District hereunder, and any such tax shall be the liability of and be paid by Lessee.

14. Nondiscrimination: Lessee, for himself or herself, his or her personal representatives, successors in interest and assignees, as a part of the consideration hereof, does hereby covenant and agree that no person on the grounds of race, color, religion, sex, ancestry, or national origin shall be subjected to discrimination in the use of said facilities. In the event of breach of the above nondiscrimination covenant or of any applicable nondiscrimination law or regulation, District shall have the right to terminate this Lease and to reenter and repossess said land and facilities thereon, and hold the same as if said Lease had never been made or issued.

15. Hazardous Substances: No goods, merchandise, chemical or material shall be kept, stored or sold in said premises which are in any way explosive or hazardous; and no offensive or dangerous trade, business or occupation shall be carried on therein or thereon, and nothing shall be done on said premises which will increase the rate of or suspend the insurance upon the structures hereby assigned to Lessee or upon adjacent buildings or other structures and no machinery or apparatus shall be used or operated on said assigned premises which will in any way injure said premises or adjacent buildings. Provided, however, that nothing in this agreement shall restrict Lessee from using the premises as a parking lot for motor vehicles. Lessee acknowledges that a Hazardous Substances Liability Assessment of the premises was conducted by the District and no evidence of contamination was observed on or near the premises prior to this Lease. A copy of the assessment is attached hereto marked Exhibit B and incorporated by this reference. At the termination of this Lease, a further Hazardous Substance Liability Assessment of the premises will be conducted by the District and if evidence of contamination is found costs of sampling shall be paid for by Lessee. Any evidence of contamination found on the premises shall be rebuttably presumed to be caused by Lessee. Lessee shall be responsible for the cost of any investigation, removal, cleanup, remediation, and/or monitoring required or mandated by any governmental agencies, authorities, or regulatory bodies in connection with any hazardous substances detected in the further Hazardous Substance Liability Assessment of the premises completed at the termination of the Lease. Provided, however, that notwithstanding the above, if the contamination is determined, by competent evidence, to have been caused by circumstances unrelated to Lessee's use of the premises, Lessee shall not be held responsible in any way for the contamination.

16. Indemnification: District, its officers, agents and employees shall be free from all liability and claim for damage by reason of any injury to any person or persons, including Lessee and Lessee's tenant, Philips Semiconductors Inc., or any property of any kind whatsoever and to whomsoever belonging, including Lessee and Lessee's tenant, Philips Semiconductors Inc., from any causes whatsoever while in, upon, or in any way connected with the premises or the sidewalks adjacent thereto during the term of this Agreement or any extension hereof or any occupancy hereunder; provided, that such freedom from liability, shall not extend to acts of District done improperly or the District's failure to act when it was under a legal duty to do so. Lessee shall defend, indemnify, and save harmless District, its Directors, officers, agents, and employees from and against all claims, actions, demands, judgments, damages, liabilities, and expenses, including reasonable attorney fees, that may be asserted against any of them or that any of them may sustain as a result of any personal injury or property damage arising from Lessee's use of the premises, except to the extent that they arise from the negligence or intentional misconduct of District, its Directors, officers, agents, employees, or contractors.

                                     3 of 5

17. Insurance: Lessee shall at Lessee's own expense keep in force at all times during the term of this Lease the following minimum insurance coverages in a form and to limits satisfactory to District:

     COMPREHENSIVE OR COMMERCIAL GENERAL LIABILITY INSURANCE written by a company or companies to be approved by District to protect District against any liability to the public, incident to the use of, or resulting from any occurrence happening in or about said premises, including any and all liability of District for damage to vehicles parked on the leased premises.

                  Bodily Injury                      $1,000,000 per occurrence
                                                     $1,000,000 aggregate

                  Property Damage                    $1,000,000 per occurrence

     These policies shall insure the contingent liability of District, naming District, its Directors, officers, employees, and agents as additional insured and shall obligate the insurance carriers to notify District in writing not less than thirty (30) days prior to the cancellation of the policies. If the standard ISO form wording for "OTHER INSURANCE" is not contained in the insurance policy, an endorsement must be provided that said insurance will be primary insurance and that no insurance of District, as additional insurers shall be called upon to contribute to a loss. If said policies contain any exclusion concerning property in the care, custody or control of the insured, an endorsement shall be attached thereto stating that such exclusion shall not apply with regard to any liability of District, its Directors, officers, agents, or employees. The certificate(s) of liability insurance shall indicate that Broad Form property damage and contractual liability, as required, are provided, and shall have attached thereto an executed copy of the additional insured endorsement.

     Lessee agrees to deposit with District at or before the effective date of this Lease, certificates of insurance and endorsements as specified hereinabove to the satisfaction of District indicating that the insurance provisions of this Lease have been complied with, and to keep such insurance in effect and keep the certificates current therefor during the entire term of this Lease or any extensions thereof.

18. Notification: All notices herein required to be given or which may be given by either party to the other shall be deemed to have been fully given when served personally on District or Lessee, or when made in writing and deposited in the United States mail, certified and postage prepaid and addressed as follows:

     To the District at:  Real Estate Services Unit
                          5750 Almaden Expressway
                          San Jose, CA 95118

     To the Lessee at:    Oakmead Parkway Properties
                          c/o Macanan Marketing
                          333 West Santa Clara Street, Suite 280
                          San Jose, CA 95113

     cc:                  Facilities Planning Department
                          Philips Semiconductor, Inc. M/S 58
                          Also copy to: Paul Bernaciak, Accounts Payable, M/S 6 P.O. Box 3409
                          Sunnyvale, CA 94088-3409

                                     4 of 5

19. Relocation: This tenancy is of temporary nature, and no Relocation Payment or Advisory Assistance will be sought or provided in any form as a consequence of this tenancy.

20. Whole Agreement: This Lease Agreement expresses the whole agreement between the parties. All parts of this Agreement will remain in force unless modifications are in writing on this Agreement or attached to it, and signed by the parties hereto.

IN WITNESS WHEREOF, the parties have executed this Lease Agreement the day and year first above written.

                           OAKMEAD PARKWAY PROPERTIES

                            By: /s/ Donald MacMillan
                                -----------------------------------------
                                    Donald MacMillan, General Partner
                                    "Lessee"

                            SANTA CLARA VALLEY WATER DISTRICT


                             By: /s/ Vincent Leuw
                                -----------------------------------------
                                Real Estate Services Unit Manager
                                    "District"

         Recommended for approval:

         /s/ Margaret Hastings
         ----------------------
         Real Estate Agent


                                     5 of 5

                                                                 Oakmead Parkway
                                                                 Calabazas Creek

                                                                        2010-174

                                    EXHIBIT A

                               [DIAGRAM OF PARCEL]

                                   EXHIBIT A

                                                                      MEMORANDUM

TO:      Margaret Hastings                                FROM:   Carol Presley

SUBJECT: Preliminary Site Assessment, APN 216-35-019      DATE:   April 11, 1996
         (Adjacent to 216-35-028)

This responds to your April 1, 1995, request for a Hazardous Substance Liability Assessment of the subject parcel and presents the results of the site reconnaissance performed of the property. In addition to the field reconnaissance, the District's Fuel Leak database was consulted to identify fuel leak cases within 1/4-mile radius of the parcel. The objective of this assessment was to document the present condition of the parcel and to observe noticeable indications of hazardous materials along the ground surface. The owner of the adjacent property has requested to lease the parcel from the District in order to provide for additional parking spaces.

This parcel is located between 350 Oakmead Parkway and Calabazas Creek, immediately north of Central Expressway in Sunnyvale, California (Figure 1). The parcel is approximately [555] feet long and 16 feet wide. The immediately adjacent land use is an office building which is leased to the Philips Semiconductor Company. The property owner is Oakmead Parkway Properties. Surrounding land is also primarily office buildings and light industry. The parcel is owned by the Santa Clara Valley Water District and has been operated as a maintenance/access road for the west side of Calabazas Creek. Office workers taking walking breaks and joggers have been observed traversing the parcel.

A field reconnaissance of the parcel was performed on April 9, 1996, by District staff Carol Presley and Margaret Hastings. The parcel was accessed from the Philips Semiconductor parking area. The parcel is unfenced and easily accessed along its western border which abuts the office building and parking lots. The parcel is fenced along the creek's top of bank and at the sidewalk's edge at Central Expressway to prevent vehicular access. The ground surface appears to be highly compacted and covered with aggregate rock. The vertical profile of the ground surface shows very gradual sloping away from the building and away from the top of bank towards a center ditch which runs longitudinally along the entire length of the parcel. Weedy growth was observed growing in the ditch. No signs of dumping, spillage, or staining were observed. Photographs of the parcel were taken and are attached.

The Fuel Leak database identified one site within 1/4 mile of the subject parcel. The fuel leak site is the Amdahl facility which is located approximately 300 feet to the west of the subject parcel. This fuel leak site is currently on self-directed status. The site was originally entered on the database due to small quantity leakage from tank piping when a 1,000-gallon diesel tank was removed in August 1994. Confirmation soil samples collected from within the excavated tank pit did not contain detectable levels of petroleum hydrocarbons. A Geoprobe boring was installed immediately downgradient of the former tank pit to assess impacts to groundwater. No petroleum hydrocarbons were detected in the groundwater sample collected from this boring or in groundwater samples collected from three nearby monitoring wells which were also sampled for petroleum hydrocarbons. Therefore, this fuel tank site does not present significant impacts to the subject parcel.

No evidence of visual contamination was observed on or near the parcel on the day it was reconnoitered. There is no present indication that the parcel has been affected by subsurface migration of petroleum products from nearby fuel leak sites.

If you have any questions, please contact me at extension 2691.

/s/ Chris Mosely
 ----------------
Associate Civil Engineer
Project Support Services

Attachments

cc:  HSLA File (w/original), B. Goldie (2), C. Presley

                                   EXHIBIT B

                                     [PHOTO]

                             4-9-96 Calabazas Creek
                     looking south along west side of creek

                                 APN 216-35-019
                     Looking south along west side of creek
          Philips Semiconductor is shown in the upper right hand corner





                                     [PHOTO]

                             4-9-96 Calabazas Creek
                     looking north along west side of creek

                                 APN 216-35-019
                     Looking north along west side of creek